UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811- 22309

Transparent Value Trust
(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

Amy J. Lee

Transparent Value Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Name and address of agent for service)

Registrant's telephone number, including area code: (301) 296-5100

Date of fiscal year end: September 30

Date of reporting period: October 1, 2022 - September 30, 2023

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

9.30.2023

Guggenheim Funds Annual Report

Transparent Value Trust
Guggenheim Directional Allocation Fund
Guggenheim RBP® Dividend Fund
Guggenheim RBP® Large-Cap Defensive Fund
Guggenheim RBP® Large-Cap Market Fund
Guggenheim RBP® Large-Cap Value Fund

GuggenheimInvestments.com	RBP-ANN-0923x0924

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TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
DIRECTIONAL ALLOCATION FUND	8
RBP® DIVIDEND FUND	18
RBP® LARGE-CAP DEFENSIVE FUND	29
RBP® LARGE-CAP MARKET FUND	39
RBP® LARGE-CAP VALUE FUND	49
NOTES TO FINANCIAL STATEMENTS	59
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	67
OTHER INFORMATION	68
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	74
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	80
LIQUIDITY RISK MANAGEMENT PROGRAM	83

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2023

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“Investment Adviser”) is pleased to present the shareholder report for Guggenheim RBP® Funds (“Funds”). This report covers the annual fiscal year ended September 30, 2023 (“Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2023

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Funds in Transparent Value Trust may not be suitable for all investors. ● An investment in the Funds will fluctuate and is subject to investment risks, which means investors could lose money ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value ● Certain Funds may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities ● Certain Funds’ investments in other investment vehicles subject the Funds to those risks and expenses affecting the investment vehicle ●You may have a gain or loss when you sell your shares ●It is important to note that the Funds are not guaranteed by the U.S. government ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2023

Faced with a series of strong economic data releases, the market increasingly appears to be coming to the conclusion that the economy is structurally better able to withstand higher interest rates than it really is. This dynamic can be seen by examining the move in Treasury yields, with the selloff almost entirely being due to real yields rather than inflation expectations, and with the move most pronounced at the long end of the yield curve. Digging further, however, a large portion of this shift is due to a rising term premium (the premium for unknown and unquantified risks in the future, beyond current assumptions on the path of inflation or policy rates), which is indicating greater uncertainty about the outlook.

Many forecasters are extrapolating the current year’s economic strength without recognizing the fact that growth has benefited from a number of factors this year that are unlikely to be repeated, namely an expansion of the fiscal deficit, a slowdown in inflation, and a rebound in labor supply. As these factors fade, the headwinds from tight monetary policy may be more apparent and pronounced. And the longer monetary conditions stay tight, the greater the risk of something breaking (banks and commercial real estate remain key risks). All of this suggests that the recent economic trajectory cannot be assumed to continue, especially given the substantial restraint that could be imposed by the recent rise in long-term borrowing costs.

Uncertainty is elevated given the diverging signals in the data and the fact that many traditional economic models are not “working” as they traditionally would. This uncertainty extends to the U.S. Federal Reserve, which looks set to hold off on further rate hikes while it waits to see if the data start to align with the softening conditions policymakers say they are hearing on the ground. We continue to think the gravitational pull of tight money and credit conditions could result in a slowing economy and cooler inflation over the next year, paving the way for more rate cuts than the market presently expects.

For the Reporting Period, the S&P 500® Index* returned 21.62%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 25.65%. The return of the MSCI Emerging Markets Index* was 11.70%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 0.64% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 10.28%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 4.50% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2023

Dow Jones U.S. Large-Cap Total Stock Market IndexSM is a subset of the Dow Jones U.S. Total Stock Market IndexSM, which measures all U.S. equity securities with readily available prices. It includes the largest 750 by full market capitalization.

Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM is a subset of the Dow Jones U.S. Large-Cap Total Stock Market IndexSM which in turn comprises the largest 750 constituents of the Dow Jones U.S. Total Stock Market IndexSM, which measures all U.S. equity securities with readily available prices.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2023 and ending September 30, 2023.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Directional Allocation Fund
A-Class	1.45%	(2.09%)	$1,000.00	$979.10	$7.19
C-Class	2.06%	(2.39%)	1,000.00	976.10	10.20
P-Class	1.31%	(2.00%)	1,000.00	980.00	6.50
Institutional Class	1.06%	(1.87%)	1,000.00	981.30	5.26
RBP® Dividend Fund
A-Class	1.17%	2.03%	1,000.00	1,020.30	5.93
C-Class	1.92%	1.63%	1,000.00	1,016.30	9.70
P-Class	1.17%	1.97%	1,000.00	1,019.70	5.92
Institutional Class	0.92%	2.05%	1,000.00	1,020.50	4.66
RBP® Large-Cap Defensive Fund
A-Class	1.17%	2.37%	1,000.00	1,023.70	5.94
C-Class	1.92%	1.94%	1,000.00	1,019.40	9.72
P-Class	1.17%	2.26%	1,000.00	1,022.60	5.93
Institutional Class	0.92%	2.44%	1,000.00	1,024.40	4.67
RBP® Large-Cap Market Fund
A-Class	1.18%	3.64%	1,000.00	1,036.40	6.02
C-Class	1.93%	3.26%	1,000.00	1,032.60	9.83
P-Class	1.18%	3.58%	1,000.00	1,035.80	6.02
Institutional Class	0.93%	3.79%	1,000.00	1,037.90	4.75
RBP® Large-Cap Value Fund
A-Class	1.16%	(3.20%)	1,000.00	968.00	5.72
C-Class	1.91%	(3.56%)	1,000.00	964.40	9.41
P-Class	1.16%	(3.15%)	1,000.00	968.50	5.72
Institutional Class	0.91%	(3.11%)	1,000.00	968.90	4.49

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Directional Allocation Fund
A-Class	1.45%	5.00%	$1,000.00	$1,017.80	$7.33
C-Class	2.06%	5.00%	1,000.00	1,014.74	10.40
P-Class	1.31%	5.00%	1,000.00	1,018.50	6.63
Institutional Class	1.06%	5.00%	1,000.00	1,019.75	5.37
RBP® Dividend Fund
A-Class	1.17%	5.00%	1,000.00	1,019.20	5.92
C-Class	1.92%	5.00%	1,000.00	1,015.44	9.70
P-Class	1.17%	5.00%	1,000.00	1,019.20	5.92
Institutional Class	0.92%	5.00%	1,000.00	1,020.46	4.66
RBP® Large-Cap Defensive Fund
A-Class	1.17%	5.00%	1,000.00	1,019.20	5.92
C-Class	1.92%	5.00%	1,000.00	1,015.44	9.70
P-Class	1.17%	5.00%	1,000.00	1,019.20	5.92
Institutional Class	0.92%	5.00%	1,000.00	1,020.46	4.66
RBP® Large-Cap Market Fund
A-Class	1.18%	5.00%	1,000.00	1,019.15	5.97
C-Class	1.93%	5.00%	1,000.00	1,015.39	9.75
P-Class	1.18%	5.00%	1,000.00	1,019.15	5.97
Institutional Class	0.93%	5.00%	1,000.00	1,020.41	4.71
RBP® Large-Cap Value Fund
A-Class	1.16%	5.00%	1,000.00	1,019.25	5.87
C-Class	1.91%	5.00%	1,000.00	1,015.49	9.65
P-Class	1.16%	5.00%	1,000.00	1,019.25	5.87
Institutional Class	0.91%	5.00%	1,000.00	1,020.51	4.61

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2023 to September 30, 2023.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2023

To Our Shareholders

Guggenheim Directional Allocation Fund (“Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Burak Hurmeydan, Ph.D., Director and Portfolio Manager; and Douglas Makin, Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2023 (the “Reporting Period”).

The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the performance of the Guggenheim Directional Allocation Index SM (the “Directional Allocation Index” or “Index”). The Fund uses a passive investment strategy designed to track the total return performance (before fees and expenses) of the Index.

For the Reporting Period, the Fund provided a total return of -0.97% 1 , underperforming the Dow Jones U.S. Large-Cap Total Stock Market Index, the Fund’s benchmark (“Benchmark”), which returned 21.44%, and outperforming the Index, which returned -2.39% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The Fund underperformed the Benchmark by 22.41% for the Reporting Period. This was primarily the result of activity in the Fund’s allocation model. It entered the Reporting Period in the most defensive position possible, 100% cash. That positioning had been initiated in June 2022, as indicated by declines in its three core drivers: The Conference Board’s Leading Economic Indicators Index, The Conference Board’s Consumer Confidence Index, and the Market Momentum signal—declines which continued into the Reporting Period.

The position in cash was initially beneficial, avoiding market losses and increased market volatility that carried over from the previous fiscal period into the first six months of the Reporting Period. Despite ongoing deteriorating economic and consumer indicators that kept the Fund in cash, the market staged a sustained recovery through the end of the Reporting Period. The Market Momentum indicator in the allocation model brought the Fund to fully reinvest out of cash and into equities in June 2023; however, the entry point missed most of the positive market movement that occurred during the Reporting Period.

How was the Fund positioned at the end of the Reporting Period?

At the end of the Reporting Period, the portfolio maintained a 100% allocation to the Market portfolio. The portfolio is overweight more profitable companies and underweight companies with more leverage and more stock price volatility relative to the benchmark.

Performance displayed represents past performance which is no guarantee of future results.

[1]

Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares. Fund performance will lag that of the Directional Allocation Index due to fund expenses.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

DIRECTIONAL ALLOCATION FUND

OBJECTIVE: Seeks to provide investment results that, before fees and expenses, correspond generally to the performance of the Guggenheim Directional Allocation IndexSM (the “Directional Allocation Index” or “Index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	June 18, 2012
C-Class	June 18, 2012
P-Class	June 18, 2012
Institutional Class	June 18, 2012

Ten Largest Holdings	% of Total Net Assets
Microsoft Corp.	6.8%
Apple, Inc.	5.4%
Alphabet, Inc. — Class C	4.6%
Tesla, Inc.	2.7%
Meta Platforms, Inc. — Class A	2.7%
Amazon.com, Inc.	2.0%
NVIDIA Corp.	1.9%
Broadcom, Inc.	1.8%
Mastercard, Inc. — Class A	1.8%
Walmart, Inc.	1.6%
Top Ten Total	31.3%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2023

	1 Year	5 Year	10 Year
A-Class Shares	(0.97%)	3.19%	6.50%
A-Class Shares with sales charge‡	(5.68%)	2.19%	5.87%
C-Class Shares	(1.55%)	2.49%	5.78%
C-Class Shares with CDSC§	(2.54%)	2.49%	5.78%
P-Class Shares**	(0.80%)	3.26%	6.58%
Institutional Class Shares	(0.58%)	3.52%	6.84%
Guggenheim Directional Allocation IndexSM	(2.39%)	3.90%	7.65%
Dow Jones U.S. Large-Cap Total Stock Market Index	21.44%	9.69%	11.71%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Guggenheim Directional Allocation IndexSM and Dow Jones U.S. Large-Cap Total Stock Market are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The first graph is based on A-Class shares only. The second graph is based on Institutional shares only. Performance for C-Class shares and P-Class shares will vary due to differences in fee structure.

**	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
‡

Effective May 9, 2016, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Return since inception based on subscriptions made prior to May 9, 2016, and a 4.75% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after May 9, 2016.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2023
DIRECTIONAL ALLOCATION FUND

	Shares	Value
COMMON STOCKS† - 97.1%

Technology - 24.7%
Microsoft Corp.	41,243	$13,022,477
Apple, Inc.	59,407	10,171,073
NVIDIA Corp.	8,340	3,627,816
Broadcom, Inc.	4,213	3,499,233
Adobe, Inc.*	5,608	2,859,519
Accenture plc — Class A	8,921	2,739,728
Salesforce, Inc.*	13,208	2,678,318
Oracle Corp.	22,743	2,408,939
Applied Materials, Inc.	17,046	2,360,019
ServiceNow, Inc.*	4,179	2,335,894
Roper Technologies, Inc.	633	306,549
Paycom Software, Inc.	872	226,083
Splunk, Inc.*	1,530	223,763
Synopsys, Inc.*	423	194,144
Analog Devices, Inc.	1,075	188,222
Cadence Design Systems, Inc.*	666	156,044
SS&C Technologies Holdings, Inc.	814	42,768
Total Technology		47,040,589

Consumer, Non-cyclical - 18.5%
Procter & Gamble Co.	18,446	2,690,534
Abbott Laboratories	27,380	2,651,753
Becton Dickinson & Co.	8,594	2,221,807
Cencora, Inc. — Class A	11,618	2,090,891
Constellation Brands, Inc. — Class A	7,948	1,997,571
FleetCor Technologies, Inc.*	7,427	1,896,410
IDEXX Laboratories, Inc.*	4,216	1,843,530
Kroger Co.	38,618	1,728,156
Eli Lilly & Co.	3,139	1,686,051
Encompass Health Corp.	24,763	1,663,083
IQVIA Holdings, Inc.*	7,743	1,523,435
Corteva, Inc.	29,107	1,489,114
Amgen, Inc.	5,133	1,379,545
Incyte Corp.*	23,509	1,358,115
PepsiCo, Inc.	6,402	1,084,755
Verisk Analytics, Inc. — Class A	4,310	1,018,194
Dexcom, Inc.*	9,862	920,125
Gilead Sciences, Inc.	11,077	830,110
UnitedHealth Group, Inc.	1,356	683,682
Global Payments, Inc.	5,813	670,762
Merck & Company, Inc.	6,344	653,115
US Foods Holding Corp.*	16,212	643,616
Edwards Lifesciences Corp.*	8,947	619,848
Zoetis, Inc.	2,657	462,265
Stryker Corp.	1,661	453,902
Sysco Corp.	3,957	261,360
GE HealthCare Technologies, Inc.	3,500	238,140
Boston Scientific Corp.*	4,084	215,635
Quanta Services, Inc.	567	106,069
Paylocity Holding Corp.*	402	73,043
United Rentals, Inc.	153	68,019
WEX, Inc.*	172	32,352
Total Consumer, Non-cyclical		35,254,987

Communications - 13.4%
Alphabet, Inc. — Class C*	66,296	8,741,128
Meta Platforms, Inc. — Class A*	16,932	5,083,156
Amazon.com, Inc.*	29,459	3,744,828
Palo Alto Networks, Inc.*	9,191	2,154,738
T-Mobile US, Inc.	14,832	2,077,221
Walt Disney Co.*	24,960	2,023,008
Airbnb, Inc. — Class A*	7,937	1,089,036
Motorola Solutions, Inc.	2,008	546,658
Booking Holdings, Inc.*	10	30,839
Total Communications		25,490,612

Financial - 12.5%
Mastercard, Inc. — Class A	8,610	3,408,785
JPMorgan Chase & Co.	18,074	2,621,091
Travelers Companies, Inc.	13,121	2,142,790
Prologis, Inc. REIT	18,750	2,103,937
American International Group, Inc.	31,335	1,898,901
Globe Life, Inc.	14,319	1,556,905
American Tower Corp. — Class A REIT	9,065	1,490,739
W R Berkley Corp.	21,255	1,349,480
Berkshire Hathaway, Inc. — Class B*	3,415	1,196,274
Chubb Ltd.	5,165	1,075,250
Marsh & McLennan Companies, Inc.	5,303	1,009,161
PNC Financial Services Group, Inc.	8,050	988,298
Intercontinental Exchange, Inc.	6,931	762,549
Citigroup, Inc.	16,920	695,920
Willis Towers Watson plc	2,104	439,652
Voya Financial, Inc.	6,503	432,124
Ameriprise Financial, Inc.	576	189,896
AvalonBay Communities, Inc. REIT	932	160,062
Everest Group Ltd.	233	86,599
Arch Capital Group Ltd.*	570	45,435
Equity Residential REIT	590	34,639
RenaissanceRe Holdings Ltd.	164	32,459
Rexford Industrial Realty, Inc. REIT	611	30,153
Tradeweb Markets, Inc. — Class A	310	24,862
Interactive Brokers Group, Inc. — Class A	243	21,034
Total Financial		23,796,995

Consumer, Cyclical - 12.3%
Tesla, Inc.*	20,406	5,105,989
Walmart, Inc.	18,559	2,968,141
NIKE, Inc. — Class B	25,541	2,442,230
TJX Companies, Inc.	26,518	2,356,920
Starbucks Corp.	24,258	2,214,028
Lululemon Athletica, Inc.*	5,403	2,083,451
Target Corp.	12,771	1,412,089
Southwest Airlines Co.	48,463	1,311,893
Hilton Worldwide Holdings, Inc.	8,169	1,226,821
Chipotle Mexican Grill, Inc. — Class A*	465	851,801
Costco Wholesale Corp.	970	548,011
United Airlines Holdings, Inc.*	8,356	353,459
Aptiv plc*	2,528	249,236
Marriott International, Inc. — Class A	704	138,378
BJ’s Wholesale Club Holdings, Inc.*	1,254	89,498
General Motors Co.	1,094	36,069
Total Consumer, Cyclical		23,388,014

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2023
DIRECTIONAL ALLOCATION FUND

	Shares	Value
Industrial - 7.5%
Caterpillar, Inc.	9,249	$2,524,977
Keysight Technologies, Inc.*	13,730	1,816,616
Northrop Grumman Corp.	3,981	1,752,396
Johnson Controls International plc	32,243	1,715,650
Lockheed Martin Corp.	3,948	1,614,574
Illinois Tool Works, Inc.	5,069	1,167,442
Deere & Co.	1,736	655,132
AMETEK, Inc.	3,531	521,740
Agilent Technologies, Inc.	4,406	492,679
Boeing Co.*	2,303	441,439
Fortive Corp.	5,778	428,497
Trane Technologies plc	1,936	392,834
Regal Rexnord Corp.	2,003	286,188
Snap-on, Inc.	449	114,522
AECOM	1,017	84,452
Parker-Hannifin Corp.	214	83,357
TransDigm Group, Inc.*	65	54,804
Total Industrial		14,147,299

Energy - 3.8%
Marathon Petroleum Corp.	14,291	2,162,800
Pioneer Natural Resources Co.	7,708	1,769,371
Targa Resources Corp.	11,976	1,026,583
Cheniere Energy, Inc.	5,194	861,996
Occidental Petroleum Corp.	12,278	796,597
EOG Resources, Inc.	3,043	385,731
Exxon Mobil Corp.	2,488	292,539
Total Energy		7,295,617

Utilities - 3.2%
NextEra Energy, Inc.	32,159	1,842,389
Constellation Energy Corp.	14,651	1,598,131
Vistra Corp.	42,490	1,409,818
Evergy, Inc.	23,515	1,192,211
American Electric Power Company, Inc.	654	49,194
Total Utilities		6,091,743

Basic Materials - 1.2%
Mosaic Co.	35,680	1,270,208
Cleveland-Cliffs, Inc.*	19,971	312,147
Sherwin-Williams Co.	968	246,888
Nucor Corp.	1,158	181,053
Ecolab, Inc.	845	143,143
Air Products and Chemicals, Inc.	259	73,401
PPG Industries, Inc.	478	62,044
Steel Dynamics, Inc.	289	30,987
Total Basic Materials		2,319,871

Total Common Stocks
(Cost $190,238,220)		184,825,727

EXCHANGE-TRADED FUNDS† - 2.6%
SPDR S&P 500 ETF Trust	5,720	2,445,186
Vanguard S&P 500 ETF	6,213	2,439,845
Total Exchange-Traded Funds
(Cost $5,072,835)		4,885,031

Total Investments - 99.7%
(Cost $195,311,055)		$189,710,758
Other Assets & Liabilities, net - 0.3%		582,289
Total Net Assets - 100.0%		$190,293,047

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$184,825,727	$—	$—	$184,825,727
Exchange-Traded Funds	4,885,031	—	—	4,885,031
Total Assets	$189,710,758	$—	$—	$189,710,758

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

DIRECTIONAL ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

Assets:
Investments, at value (cost $195,311,055)	$189,710,758
Cash	460,637
Prepaid expenses	61,624
Receivables:
Securities sold	459,035
Dividends	89,343
Fund shares sold	2,203
Total assets	190,783,600

Liabilities:
Payable for:
Fund shares redeemed	222,388
Management fees	146,249
Professional fees	39,637
Distribution and service fees	35,484
Transfer agent fees	14,126
Fund accounting and administration fees	5,628
Trustees’ fees*	724
Due to Investment Adviser	253
Miscellaneous	26,064
Total liabilities	490,553
Net assets	$190,293,047

Net assets consist of:
Paid in capital	$194,202,663
Total distributable earnings (loss)	(3,909,616)
Net assets	$190,293,047

A-Class:
Net assets	$111,157,388
Capital shares outstanding	7,917,638
Net asset value per share	$14.04
Maximum offering price per share (Net asset value divided by 95.25%)	$14.74

C-Class:
Net assets	$11,548,417
Capital shares outstanding	911,358
Net asset value per share	$12.67

P-Class:
Net assets	$4,362,544
Capital shares outstanding	307,373
Net asset value per share	$14.19

Institutional Class:
Net assets	$63,224,698
Capital shares outstanding	4,312,541
Net asset value per share	$14.66

STATEMENT OF OPERATIONS
Year Ended September 30, 2023

Investment Income:
Dividends	$671,012
Interest	6,673,143
Total investment income	7,344,155

Expenses:
Management fees	2,134,293
Distribution and service fees:
A-Class	383,199
C-Class	154,192
P-Class	12,908
Transfer agent fees:
A-Class	13,533
C-Class	5,179
P-Class	2,499
Institutional Class	31,507
Professional fees	199,000
Fund accounting and administration fees	100,945
Custodian fees	52,778
Trustees’ fees*	17,233
Tax expense	13,839
Line of credit fees	7,569
Miscellaneous	105,334
Recoupment of previously waived fees:
A-Class	112,631
C-Class	980
P-Class	246
Institutional Class	3,940
Total expenses	3,351,805
Less:
A-Class	(5,618)
C-Class	(4,840)
P-Class	(2,260)
Institutional Class	(28,466)
Expenses waived by Adviser	(225,473)
Earnings credits applied	(44,933)
Total waived/reimbursed expenses	(311,590)
Net expenses	3,040,215
Net investment income	4,303,940

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	417,366
Net realized gain	417,366
Net change in unrealized appreciation (depreciation) on:
Investments	(5,634,128)
Net change in unrealized appreciation (depreciation)	(5,634,128)
Net realized and unrealized loss	(5,216,762)
Net decrease in net assets resulting from operations	$(912,822)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

DIRECTIONAL ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$4,303,940	$(68,833)
Net realized gain (loss) on investments	417,366	(1,829,790)
Net change in unrealized appreciation (depreciation) on investments	(5,634,128)	(26,086,263)
Net decrease in net assets resulting from operations	(912,822)	(27,984,886)

Distributions to shareholders:
A-Class	(482,969)	(22,873,206)
C-Class	—	(7,531,556)
P-Class	(21,150)	(1,174,381)
Institutional Class	(613,597)	(18,380,858)
Total distributions to shareholders	(1,117,716)	(49,960,001)

Capital share transactions:
Proceeds from sale of shares
A-Class	8,602,374	36,607,727
C-Class	263,002	499,868
P-Class	252,521	87,108
Institutional Class	4,363,264	5,835,101
Distributions reinvested
A-Class	435,304	20,292,140
C-Class	—	7,433,984
P-Class	20,861	1,161,691
Institutional Class	595,770	17,864,833
Cost of shares redeemed
A-Class	(32,110,070)	(35,849,828)
C-Class	(9,430,576)	(37,540,879)
P-Class	(1,297,530)	(2,457,640)
Institutional Class	(34,353,013)	(39,972,997)
Net decrease from capital share transactions	(62,658,093)	(26,038,892)
Net decrease in net assets	(64,688,631)	(103,983,779)

Net assets:
Beginning of year	254,981,678	358,965,457
End of year	$190,293,047	$254,981,678

Capital share activity:
Shares sold
A-Class	601,315	2,195,844
C-Class	20,312	33,059
P-Class	17,480	5,264
Institutional Class	292,370	344,245
Shares issued from reinvestment of distributions
A-Class	30,612	1,196,471
C-Class	—	481,788
P-Class	1,453	67,856
Institutional Class	40,255	1,011,599
Shares redeemed
A-Class	(2,239,043)	(2,293,863)
C-Class	(727,685)	(2,494,552)
P-Class	(89,190)	(162,961)
Institutional Class	(2,298,507)	(2,423,203)
Net decrease in shares	(4,350,628)	(2,038,453)

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIRECTIONAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$14.23	$18.11	$14.00	$16.50	$18.59
Income (loss) from investment operations:
Net investment income (loss)[a]	.26	(.01)	(.06)	.02	.03
Net gain (loss) on investments (realized and unrealized)	(.40)	(1.27)	4.18	.07 [i]	(.12)
Total from investment operations	(.14)	(1.28)	4.12	.09	(.09)
Less distributions from:
Net investment income	(.05)	—	(.01)	—	—
Net realized gains	—	(2.60)	—	(2.59)	(2.00)
Total distributions	(.05)	(2.60)	(.01)	(2.59)	(2.00)
Net asset value, end of period	$14.04	$14.23	$18.11	$14.00	$16.50

Total Return[c]	(0.97%)	(9.40%)	29.42%	(0.38%)	1.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$111,157	$135,504	$152,598	$106,549	$104,877
Ratios to average net assets:
Net investment income (loss)	1.81%	(0.03%)	(0.38%)	0.16%	0.18%
Total expenses[d]	1.58%	1.48%	1.44%	1.43%	1.40%
Net expenses[e,f,g]	1.47%	1.39%	1.42%	1.40%	1.39%
Portfolio turnover rate	130%	149%	131%	313%	203%

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$12.87	$16.72	$13.01	$15.59	$17.81
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	(.12)	(.16)	(.07)	(.08)
Net gain (loss) on investments (realized and unrealized)	(.36)	(1.13)	3.87	.08 [i]	(.14)
Total from investment operations	(.20)	(1.25)	3.71	.01	(.22)
Less distributions from:
Net realized gains	—	(2.60)	—	(2.59)	(2.00)
Total distributions	—	(2.60)	—	(2.59)	(2.00)
Net asset value, end of period	$12.67	$12.87	$16.72	$13.01	$15.59

Total Return[c]	(1.55%)	(10.08%)	28.52%	(0.99%)	0.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,548	$20,835	$60,153	$98,656	$176,994
Ratios to average net assets:
Net investment income (loss)	1.25%	(0.82%)	(1.02%)	(0.53%)	(0.53%)
Total expenses[d]	2.21%	2.21%	2.15%	2.15%	2.13%
Net expenses[e,f,g]	2.08%	2.08%	2.09%	2.10%	2.11%
Portfolio turnover rate	130%	149%	131%	313%	203%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

DIRECTIONAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$14.36	$18.25	$14.10	$16.59	$18.67
Income (loss) from investment operations:
Net investment income (loss)[a]	.28	— [b]	(.05)	.03	.04
Net gain (loss) on investments (realized and unrealized)	(.39)	(1.29)	4.20	.07 [i]	(.12)
Total from investment operations	(.11)	(1.29)	4.15	.10	(.08)
Less distributions from:
Net investment income	(.06)	—	— [b]	—	—
Net realized gains	—	(2.60)	—	(2.59)	(2.00)
Total distributions	(.06)	(2.60)	—	(2.59)	(2.00)
Net asset value, end of period	$14.19	$14.36	$18.25	$14.10	$16.59

Total Return	(0.80%)	(9.38%)	29.45%	(0.30%)	1.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,363	$5,424	$8,533	$9,143	$15,056
Ratios to average net assets:
Net investment income (loss)	1.96%	(0.01%)	(0.28%)	0.22%	0.24%
Total expenses[d]	1.47%	1.43%	1.38%	1.40%	1.40%
Net expenses[e,f,g]	1.33%	1.33%	1.34%	1.35%	1.36%
Portfolio turnover rate	130%	149%	131%	313%	203%

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIRECTIONAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$14.85	$18.74	$14.48	$16.93	$18.97
Income (loss) from investment operations:
Net investment income (loss)[a]	.33	.04	(.01)	.07	.08
Net gain (loss) on investments (realized and unrealized)	(.42)	(1.33)	4.32	.07 [i]	(.12)
Total from investment operations	(.09)	(1.29)	4.31	.14	(.04)
Less distributions from:
Net investment income	(.10)	—	(.05)	—	—
Net realized gains	—	(2.60)	—	(2.59)	(2.00)
Total distributions	(.10)	(2.60)	(.05)	(2.59)	(2.00)
Net asset value, end of period	$14.66	$14.85	$18.74	$14.48	$16.93

Total Return	(0.58%)	(9.11%)	29.81%	(0.03%)	1.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63,225	$93,219	$137,682	$152,083	$266,223
Ratios to average net assets:
Net investment income (loss)	2.22%	0.25%	(0.04%)	0.47%	0.48%
Total expenses[d]	1.22%	1.20%	1.15%	1.15%	1.13%
Net expenses[e,f,g]	1.08%	1.08%	1.09%	1.10%	1.11%
Portfolio turnover rate	130%	149%	131%	313%	203%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.09%	0.01%	—	—	0.01%
C-Class	0.01%	0.01%	—	0.01%	0.01%
P-Class	0.00%[h]	0.01%	—	0.00%[h]	0.00%[h]
Institutional Class	0.01%	0.01%	—	0.01%	0.01%

[h]	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	1.46%	1.38%	1.41%	1.40%	1.39%
C-Class	2.07%	2.08%	2.08%	2.10%	2.10%
P-Class	1.32%	1.33%	1.34%	1.35%	1.35%
Institutional Class	1.07%	1.08%	1.09%	1.10%	1.10%

[i]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2023

To Our Shareholders

Guggenheim RBP® Dividend Fund (“Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Burak Hurmeydan, Ph.D., Director and Portfolio Manager; and Douglas Makin, Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2023 (“Reporting Period”).

The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the performance of the Guggenheim RBP® Dividend Index SM (the “Dividend Index” or “Index”). The Fund uses a passive investment strategy designed to track the total return performance (before fees and expenses) of the Index.

For the Reporting Period, the Fund returned 17.34% 1 , underperforming the Dow Jones U.S. Large-Cap Total Stock Market Index, the Fund’s benchmark (“Benchmark”), which returned 21.44%, and underperforming the Index, which returned 18.87% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The Fund underperformed its Benchmark by 4.10% for the Reporting Period. Following the broad market selloff in the previous Reporting Period, markets reached a bottom at the beginning of the current Reporting Period. Risk assets performed strongly through the first 10 months of the Reporting Period, largely led by a narrow group of mega-cap tech names fueled by an exuberance for the growth potential of Artificial Intelligence. Investors also appeared to view the Fed’s aggressive tightening as nearing its end, as improving inflation conditions were viewed as favorable for future rate cuts and increased prospects of a soft-landing. However, these optimistic viewpoints came to an end over the last two months of the Reporting Period, as markets moved lower, having to contend with the potential negative economic impact of the Fed holding rates higher for longer.

In addition, the rapid rise in interest rates proved to be a headwind for the high-dividend-paying stocks the Fund’s investment strategy targets; the return of the Dividend Index lagged broad-based market returns over the period.

The Fund’s leading positive sector contributor was strong security selection in Industrials and Energy. An overweight holding in Caterpillar, Inc. was up 70% over the Reporting Period, was the largest benefit to the Industrials sector. The biggest contributor to the Energy Sector’s strong performance was an overweight position in Marathon Petroleum Corp., which rose 56%.

Contributing to underperformance were both an underweight exposure and security selection in Communication Services and Information Technology. An underweight in Nvidia Corp. was the largest single negative contributor, as the stock soared 259% over the Reporting Period.

How was the Fund positioned at the end of the Reporting Period?

At the end of the Reporting Period, the portfolio had the largest overweight exposure to Utilities and Consumer Staples and the largest underweight exposure to Information Technology and Health Care. Relative to the Benchmark and consistent with the investment mandate, the portfolio has a larger exposure to high-dividend-yielding names and a tilt towards value-style and small companies.

Performance displayed represents past performance which is no guarantee of future results.

[1]

Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares. Fund performance will lag that of the RBP Index due to fund expenses.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

RBP® DIVIDEND FUND

OBJECTIVE: Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Dividend IndexSM (the “Dividend Index” or “Index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 18, 2011
C-Class	April 18, 2011
P-Class	April 18, 2011
Institutional Class	February 10, 2011

Ten Largest Holdings	% of Total Net Assets
Microsoft Corp.	6.8%
Apple, Inc.	5.3%
NVIDIA Corp.	3.7%
Eli Lilly & Co.	2.0%
Broadcom, Inc.	1.9%
Procter & Gamble Co.	1.8%
Mastercard, Inc. — Class A	1.8%
Home Depot, Inc.	1.7%
Merck & Company, Inc.	1.6%
Walmart, Inc.	1.6%
Top Ten Total	28.2%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2023

	1 Year	5 Year	10 Year
A-Class Shares	17.34%	6.67%	8.30%
A-Class Shares with sales charge‡	11.80%	5.63%	7.66%
C-Class Shares	16.55%	5.88%	7.52%
C-Class Shares with CDSC§	15.55%	5.88%	7.52%
P-Class Shares**	17.43%	6.68%	8.34%
Institutional Class Shares	17.69%	6.93%	8.61%
Guggenheim RBP Dividend IndexSM	18.87%	8.08%	9.86%
Dow Jones U.S. Large-Cap Total Stock Market Index	21.44%	9.69%	11.71%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Guggenheim RBP Dividend IndexSM and Dow Jones U.S. Large-Cap Total Stock Market Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The first graph is based on A-Class shares only. The second graph is based on Institutional shares only. Performance for C-Class shares and P-Class shares will vary due to differences in fee structure.

**	F-1 Class shares redesignated as P-class shares effective May 9, 2016.
‡

Effective May 9, 2016, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Return since inception based on subscriptions made prior to May 9, 2016, and a 4.75% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after May 9, 2016.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2023
RBP® DIVIDEND FUND

	Shares	Value
COMMON STOCKS† - 96.6%

Technology - 25.2%
Microsoft Corp.	3,661	$1,155,961
Apple, Inc.	5,277	903,475
NVIDIA Corp.	1,431	622,471
Broadcom, Inc.	382	317,282
Accenture plc — Class A	815	250,295
Intuit, Inc.	424	216,638
Applied Materials, Inc.	1,497	207,260
KLA Corp.	396	181,629
Oracle Corp.	1,593	168,731
Electronic Arts, Inc.	1,378	165,911
Paycom Software, Inc.	219	56,780
Analog Devices, Inc.	128	22,411
Total Technology		4,268,844

Financial - 18.8%
Mastercard, Inc. — Class A	756	299,308
Citigroup, Inc.	4,971	204,457
PNC Financial Services Group, Inc.	1,612	197,905
Prologis, Inc. REIT	1,730	194,123
Intercontinental Exchange, Inc.	1,710	188,134
Welltower, Inc. REIT	2,263	185,385
American Express Co.	1,188	177,238
American International Group, Inc.	2,878	174,407
Rexford Industrial Realty, Inc. REIT	3,264	161,079
Popular, Inc.	2,511	158,218
Annaly Capital Management, Inc. REIT	7,904	148,674
Marsh & McLennan Companies, Inc.	716	136,255
Simon Property Group, Inc. REIT	1,143	123,478
Chubb Ltd.	524	109,086
Rithm Capital Corp. REIT	10,008	92,974
American Tower Corp. — Class A REIT	535	87,981
Truist Financial Corp.	2,916	83,427
Pinnacle Financial Partners, Inc.	1,185	79,443
Blackstone Mortgage Trust, Inc. — Class A REIT	3,479	75,668
New York Community Bancorp, Inc.	6,347	71,975
Visa, Inc. — Class A	296	68,083
AvalonBay Communities, Inc. REIT	222	38,126
AGNC Investment Corp. REIT	3,820	36,061
JPMorgan Chase & Co.	158	22,913
Comerica, Inc.	411	17,077
American Homes 4 Rent — Class A REIT	482	16,239
Erie Indemnity Co. — Class A	48	14,102
Sun Communities, Inc. REIT	67	7,929
Kimco Realty Corp. REIT	356	6,262
Everest Group Ltd.	14	5,203
Total Financial		3,181,210

Consumer, Non-cyclical - 16.3%
Eli Lilly & Co.	640	343,763
Procter & Gamble Co.	2,094	305,431
Merck & Company, Inc.	2,633	271,067
Abbott Laboratories	2,453	237,573
Becton Dickinson & Co.	755	195,190
Gilead Sciences, Inc.	2,402	180,006
Global Payments, Inc.	1,451	167,431
Encompass Health Corp.	2,465	165,549
Constellation Brands, Inc. — Class A	566	142,253
Kroger Co.	3,150	140,962
PepsiCo, Inc.	629	106,578
Amgen, Inc.	345	92,722
Philip Morris International, Inc.	853	78,971
UnitedHealth Group, Inc.	139	70,083
Rollins, Inc.	1,873	69,919
Bunge Ltd.	638	69,063
Automatic Data Processing, Inc.	235	56,536
Johnson & Johnson	237	36,913
United Rentals, Inc.	64	28,453
Total Consumer, Non-cyclical		2,758,463

Consumer, Cyclical - 12.6%
Home Depot, Inc.	967	292,189
Walmart, Inc.	1,676	268,043
TJX Companies, Inc.	2,440	216,867
Costco Wholesale Corp.	341	192,651
NIKE, Inc. — Class B	1,997	190,953
Starbucks Corp.	2,050	187,104
General Motors Co.	4,813	158,685
WW Grainger, Inc.	223	154,280
Target Corp.	1,206	133,347
DR Horton, Inc.	1,234	132,618
Tractor Supply Co.	307	62,336
PulteGroup, Inc.	658	48,725
Southwest Airlines Co.	1,633	44,205
Lennar Corp. — Class A	257	28,843
Meritage Homes Corp.	106	12,973
Gentex Corp.	198	6,443
Columbia Sportswear Co.	54	4,002
Brunswick Corp.	43	3,397
Total Consumer, Cyclical		2,137,661

Energy - 6.4%
Schlumberger N.V.	3,405	198,512
Williams Companies, Inc.	5,728	192,976
Marathon Petroleum Corp.	1,255	189,932
Halliburton Co.	4,470	181,035
Pioneer Natural Resources Co.	769	176,524
EOG Resources, Inc.	1,003	127,140
Exxon Mobil Corp.	218	25,632
Total Energy		1,091,751

Communications - 5.1%
Comcast Corp. — Class A	5,700	252,738
AT&T, Inc.	12,110	181,892
Fox Corp. — Class A	5,495	171,444
New York Times Co. — Class A	3,819	157,343
Interpublic Group of Companies, Inc.	3,611	103,491
Fox Corp. — Class B	228	6,585
Total Communications		873,493

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2023
RBP® DIVIDEND FUND

	Shares	Value
Industrial - 4.9%
Caterpillar, Inc.	812	$221,676
Regal Rexnord Corp.	1,221	174,457
Agilent Technologies, Inc.	1,260	140,893
Oshkosh Corp.	932	88,941
Snap-on, Inc.	348	88,761
Lockheed Martin Corp.	119	48,666
Emerson Electric Co.	487	47,029
AMETEK, Inc.	85	12,560
Illinois Tool Works, Inc.	26	5,988
Total Industrial		828,971

Utilities - 4.6%
NextEra Energy, Inc.	3,378	193,526
Sempra	2,467	167,830
Exelon Corp.	3,702	139,899
DTE Energy Co.	1,193	118,441
National Fuel Gas Co.	1,325	68,780
American Electric Power Company, Inc.	719	54,083
Portland General Electric Co.	807	32,667
Total Utilities		775,226

Basic Materials - 2.7%
CF Industries Holdings, Inc.	2,039	174,824
Air Products and Chemicals, Inc.	557	157,854
Mosaic Co.	3,272	116,483
PPG Industries, Inc.	21	2,726
Total Basic Materials		451,887

Total Common Stocks
(Cost $16,263,879)		16,367,506

EXCHANGE-TRADED FUNDS† - 3.1%
Vanguard Dividend Appreciation ETF	1,716	266,632
iShares Select Dividend ETF	2,443	262,965
Total Exchange-Traded Funds
(Cost $557,665)		529,597

Total Investments - 99.7%
(Cost $16,821,544)		$16,897,103
Other Assets & Liabilities, net - 0.3%		50,687
Total Net Assets - 100.0%		$16,947,790

†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$16,367,506	$—	$—	$16,367,506
Exchange-Traded Funds	529,597	—	—	529,597
Total Assets	$16,897,103	$—	$—	$16,897,103

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® DIVIDEND FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

Assets:
Investments, at value (cost $16,821,544)	$16,897,103
Cash	55,904
Prepaid expenses	31,718
Receivables:
Dividends	29,637
Investment Adviser	4,651
Fund shares sold	1,885
Total assets	17,020,898

Liabilities:
Payable for:
Professional fees	26,239
Fund shares redeemed	23,792
Fund accounting and administration fees	4,474
Custodian fees	4,328
Transfer agent fees	3,388
Distribution and service fees	2,626
Trustees’ fees*	1,411
Distributions to shareholders	459
Miscellaneous	6,391
Total liabilities	73,108
Net assets	$16,947,790

Net assets consist of:
Paid in capital	$17,342,012
Total distributable earnings (loss)	(394,222)
Net assets	$16,947,790

A-Class:
Net assets	$9,173,566
Capital shares outstanding	739,785
Net asset value per share	$12.40
Maximum offering price per share (Net asset value divided by 95.25%)	$13.02

C-Class:
Net assets	$649,871
Capital shares outstanding	51,708
Net asset value per share	$12.57

P-Class:
Net assets	$533,519
Capital shares outstanding	42,516
Net asset value per share	$12.55

Institutional Class:
Net assets	$6,590,834
Capital shares outstanding	551,798
Net asset value per share	$11.94

STATEMENT OF OPERATIONS
Year Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding tax of $290)	$415,533
Other income	132
Total investment income	415,665

Expenses:
Management fees	132,537
Distribution and service fees:
A-Class	28,116
C-Class	7,736
P-Class	1,744
Transfer agent fees:
A-Class	12,932
C-Class	1,908
P-Class	2,438
Institutional Class	11,237
Registration fees	61,366
Professional fees	50,687
Fund accounting and administration fees	16,309
Trustees’ fees*	12,557
Custodian fees	4,778
Line of credit fees	605
Miscellaneous	12,757
Total expenses	357,707
Less: Expenses reimbursed by Adviser:
A-Class	(21,072)
C-Class	(2,165)
P-Class	(2,672)
Institutional Class	(13,494)
Expenses waived by Adviser	(123,081)
Earnings credits applied	(317)
Total waived/reimbursed expenses	(162,801)
Net expenses	194,906
Net investment income	220,759

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(163,225)
Net realized loss	(163,225)
Net change in unrealized appreciation (depreciation) on:
Investments	2,747,153
Net change in unrealized appreciation (depreciation)	2,747,153
Net realized and unrealized gain	2,583,928
Net increase in net assets resulting from operations	$2,804,687

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

RBP® DIVIDEND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$220,759	$216,302
Net realized loss on investments	(163,225)	(201,687)
Net change in unrealized appreciation (depreciation) on investments	2,747,153	(3,021,832)
Net increase (decrease) in net assets resulting from operations	2,804,687	(3,007,217)

Distributions to shareholders:
A-Class	(96,839)	(1,834,203)
C-Class	(2,833)	(264,222)
P-Class	(7,333)	(225,153)
Institutional Class	(89,510)	(1,722,168)
Return of capital:
A-Class	(9,216)	(32,948)
C-Class	(269)	(4,746)
P-Class	(698)	(4,044)
Institutional Class	(8,520)	(30,936)
Total distributions to shareholders	(215,218)	(4,118,420)

Capital share transactions:
Proceeds from sale of shares
A-Class	745,296	1,412,013
C-Class	27,027	291,601
P-Class	37,316	119,455
Institutional Class	179,708	1,036,840
Distributions reinvested
A-Class	105,382	1,856,196
C-Class	3,048	267,192
P-Class	7,942	228,813
Institutional Class	97,642	1,748,080
Cost of shares redeemed
A-Class	(1,073,586)	(2,998,436)
C-Class	(345,240)	(1,659,939)
P-Class	(413,008)	(752,512)
Institutional Class	(1,348,820)	(3,271,612)
Net decrease from capital share transactions	(1,977,293)	(1,722,309)
Net increase (decrease) in net assets	612,176	(8,847,946)

Net assets:
Beginning of year	16,335,614	25,183,560
End of year	$16,947,790	$16,335,614

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® DIVIDEND FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2023	Year Ended September 30, 2022
Capital share activity:
Shares sold
A-Class	61,231	100,195
C-Class	2,146	22,625
P-Class	2,876	8,869
Institutional Class	15,749	76,424
Shares issued from reinvestment of distributions
A-Class	8,554	134,150
C-Class	245	18,923
P-Class	638	16,280
Institutional Class	8,229	131,210
Shares redeemed
A-Class	(88,251)	(248,948)
C-Class	(27,717)	(119,032)
P-Class	(33,443)	(56,280)
Institutional Class	(114,602)	(279,603)
Net decrease in shares	(164,345)	(195,187)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

RBP® DIVIDEND FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$10.69	$14.59	$10.76	$12.00	$12.55
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.11	.27	.30	.29
Net gain (loss) on investments (realized and unrealized)	1.70	(1.65)	3.99	(.91)	.05
Total from investment operations	1.85	(1.54)	4.26	(.61)	.34
Less distributions from:
Net investment income	(.13)	(.09)	(.43)	(.31)	(.32)
Net realized gains	—	(2.23)	—	(.21)	(.57)
Return of capital	(.01)	(.04)	—	(.11)	—
Total distributions	(.14)	(2.36)	(.43)	(.63)	(.89)
Net asset value, end of period	$12.40	$10.69	$14.59	$10.76	$12.00

Total Return[b]	17.34%	(14.13%)	39.75%	(5.16%)	3.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,174	$8,103	$11,274	$5,357	$5,860
Ratios to average net assets:
Net investment income (loss)	1.18%	0.85%	1.89%	2.73%	2.49%
Total expenses[c]	2.10%	1.92%	1.91%	2.04%	1.95%
Net expenses[d,e,f]	1.17%	1.20%	1.20%	1.21%	1.22%
Portfolio turnover rate	73%	70%	157%	114%	110%

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$10.83	$14.76	$10.86	$12.06	$12.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	—	.20	.22	.20
Net gain (loss) on investments (realized and unrealized)	1.74	(1.66)	3.99	(.92)	.07
Total from investment operations	1.79	(1.66)	4.19	(.70)	.27
Less distributions from:
Net investment income	(.04)	— [h]	(.29)	(.18)	(.17)
Net realized gains	—	(2.23)	—	(.21)	(.57)
Return of capital	(.01)	(.04)	—	(.11)	—
Total distributions	(.05)	(2.27)	(.29)	(.50)	(.74)
Net asset value, end of period	$12.57	$10.83	$14.76	$10.86	$12.06

Total Return[b]	16.55%	(14.78%)	38.60%	(5.84%)	2.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$650	$834	$2,281	$3,651	$5,223
Ratios to average net assets:
Net investment income (loss)	0.44%	0.02%	1.42%	1.92%	1.75%
Total expenses[c]	2.90%	2.67%	2.70%	2.80%	2.64%
Net expenses[d,e,f]	1.92%	1.95%	1.95%	1.96%	1.97%
Portfolio turnover rate	73%	70%	157%	114%	110%

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® DIVIDEND FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$10.82	$14.74	$10.84	$12.13	$12.67
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.11	.27	.30	.29
Net gain (loss) on investments (realized and unrealized)	1.73	(1.68)	4.02	(.92)	.06
Total from investment operations	1.88	(1.57)	4.29	(.62)	.35
Less distributions from:
Net investment income	(.14)	(.08)	(.39)	(.35)	(.32)
Net realized gains	—	(2.23)	—	(.21)	(.57)
Return of capital	(.01)	(.04)	—	(.11)	—
Total distributions	(.15)	(2.35)	(.39)	(.67)	(.89)
Net asset value, end of period	$12.55	$10.82	$14.74	$10.84	$12.13

Total Return	17.43%	(14.18%)	39.72%	(5.13%)	3.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$534	$784	$1,527	$1,093	$1,444
Ratios to average net assets:
Net investment income (loss)	1.18%	0.80%	1.87%	2.60%	2.50%
Total expenses[c]	2.25%	1.98%	1.93%	2.06%	2.06%
Net expenses[d,e,f]	1.17%	1.20%	1.20%	1.21%	1.22%
Portfolio turnover rate	73%	70%	157%	114%	110%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

RBP® DIVIDEND FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$10.29	$14.14	$10.46	$11.70	$12.28
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	.14	.30	.32	.31
Net gain (loss) on investments (realized and unrealized)	1.65	(1.59)	3.86	(.88)	.05
Total from investment operations	1.82	(1.45)	4.16	(.56)	.36
Less distributions from:
Net investment income	(.16)	(.13)	(.48)	(.36)	(.37)
Net realized gains	—	(2.23)	—	(.21)	(.57)
Return of capital	(.01)	(.04)	—	(.11)	—
Total distributions	(.17)	(2.40)	(.48)	(.68)	(.94)
Net asset value, end of period	$11.94	$10.29	$14.14	$10.46	$11.70

Total Return	17.69%	(13.97%)	40.06%	(4.88%)	3.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,591	$6,614	$10,101	$6,882	$8,979
Ratios to average net assets:
Net investment income (loss)	1.43%	1.08%	2.22%	2.94%	2.76%
Total expenses[c]	1.81%	1.62%	1.62%	1.80%	1.62%
Net expenses[d,e,f]	0.92%	0.95%	0.95%	0.96%	0.97%
Portfolio turnover rate	73%	70%	157%	114%	110%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	—	—	—	0.00%[g]	—
C-Class	—	—	—	0.00%[g]	—
P-Class	—	—	—	—	—
Institutional Class	—	—	—	—	—

[g]	Less than 0.01%

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	1.17%	1.19%	1.20%	1.20%	1.21%
C-Class	1.92%	1.95%	1.95%	1.96%	1.96%
P-Class	1.17%	1.20%	1.20%	1.21%	1.21%
Institutional Class	0.92%	0.94%	0.95%	0.95%	0.96%

[h]	Less than $0.01 per share.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2023

To Our Shareholders

Guggenheim RBP® Large-Cap Defensive Fund (the “Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Burak Hurmeydan, Ph.D., Director and Portfolio Manager; and Douglas Makin, Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2023 (the “Reporting Period”).

The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the performance of the Guggenheim RBP® Large-Cap Defensive Index SM (the “Defensive Index” or “Index”). The Fund uses a passive investment strategy designed to track the total return performance (before fees and expenses) of the Index.

For the Reporting Period, Guggenheim RBP® Large-Cap Defensive Fund returned 16.54% 1 , underperforming the Dow Jones U.S. Large-Cap Total Stock Market Index, the Fund’s benchmark (“Benchmark”), which returned 21.44%, and underperforming the Index, which returned 17.96% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The Fund underperformed the Benchmark by 4.90% for the Reporting Period. Following the broad market selloff in the previous Reporting Period, markets reached a bottom at the beginning of the current Reporting Period. Risk assets performed strongly through the first 10 months of the Reporting Period, largely led by a narrow group of mega-cap tech names fueled by an exuberance for the growth potential of Artificial Intelligence. Investors also appeared to view the Fed’s aggressive tightening as nearing its end as improving inflation conditions were viewed as favorable for future rate cuts and increased prospects of a soft-landing. However, these optimistic viewpoints came to an end over the last two months of the Reporting Period, as markets moved lower, having to contend with the potential negative economic impact of the Fed holding rates higher for longer.

The Fund’s investment strategy seeks stocks it determines are high quality, with low volatility, and low beta, characteristics which tend to lag in periods of strong positive market returns.

The Fund’s leading positive sector contributor was strong security selection in Consumer Staples and Consumer Discretionary. An overweight holding in US Foods Holding Corp., up 50% over the Reporting Period, was the largest benefit to the Consumer Staples sector. The position in Tesla, Inc., which moved from an underweight to overweight in December 2022, was the biggest individual contributor to performance of Consumer Staples, as the stock rose over 100% between December and the end of the Reporting Period.

Contributing to underperformance was both an underweight exposure and security selection in Information Technology. From a selection standpoint, an underweight in Nvidia, Corp. was the largest single negative contributor, as the stock soared 259% over the period.

How was the Fund positioned at the end of the Reporting Period?

At the end of the Reporting Period, the largest portfolio sector overweights were in Consumer Staples, Utilities, and Health Care. The largest portfolio sector underweights were in Information Technology, Energy, and Industrials. The defensive investment objective means the portfolio focuses on quality and value-style characteristics to create a portfolio with higher exposure to profitable companies with low leverage and low volatility.

Performance displayed represents past performance which is no guarantee of future results.

[1]

Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares. Fund performance will lag that of the RBP Index due to fund expenses.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

RBP® LARGE-CAP DEFENSIVE FUND

OBJECTIVE: Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Large-Cap Defensive IndexSM (the “Defensive Index” or “Index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 27, 2010
C-Class	April 18, 2011
P-Class	April 27, 2010
Institutional Class	February 15, 2011

Ten Largest Holdings	% of Total Net Assets
Microsoft Corp.	7.4%
Alphabet, Inc. — Class C	5.1%
Apple, Inc.	4.9%
Tesla, Inc.	3.2%
Eli Lilly & Co.	2.5%
Visa, Inc. — Class A	2.3%
Mastercard, Inc. — Class A	2.3%
Procter & Gamble Co.	2.2%
Walmart, Inc.	2.0%
Merck & Company, Inc.	1.9%
Top Ten Total	33.8%

“Ten Largest Holdings” excludes any temporary cash investments.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2023

	1 Year	5 Year	10 Year
A-Class Shares	16.54%	4.56%	7.69%
A-Class Shares with sales charge†	10.99%	3.55%	7.05%
C-Class Shares	15.66%	3.77%	6.92%
C-Class Shares with CDSC‡	14.66%	3.77%	6.92%
P-Class Shares**	16.56%	4.53%	7.72%
Institutional Class Shares	16.74%	4.82%	8.00%
Guggenheim RBP Large-Cap Defensive IndexSM	17.96%	5.83%	9.13%
Dow Jones U.S. Large-Cap Total Stock Market Index	21.44%	9.69%	11.71%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Guggenheim RBP Large-Cap Defensive IndexSM and Dow Jones U.S. Large-Cap Total Stock Market Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The first graph is based on A-Class shares only. The second graph is based on P-Class shares only. Performance for C-Class shares and Institutional Class shares will vary due to differences in fee structure.

**	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
†

Effective May 9, 2016, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Return since inception based on subscriptions made prior to May 9, 2016, and a 4.75% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after May 9, 2016.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS	September 30, 2023
RBP® LARGE-CAP DEFENSIVE FUND

	Shares	Value
COMMON STOCKS† - 98.0%

Consumer, Non-cyclical - 26.6%
Eli Lilly & Co.	339	$182,087
Procter & Gamble Co.	1,124	163,947
Merck & Company, Inc.	1,381	142,174
Abbott Laboratories	1,437	139,173
Becton Dickinson & Co.	475	122,802
Mondelez International, Inc. — Class A	1,753	121,658
PepsiCo, Inc.	704	119,286
Cencora, Inc. — Class A	654	117,700
Constellation Brands, Inc. — Class A	449	112,847
Stryker Corp.	403	110,128
US Foods Holding Corp.*	2,680	106,396
Amgen, Inc.	387	104,010
Verisk Analytics, Inc. — Class A	413	97,567
Zoetis, Inc.	507	88,208
Dexcom, Inc.*	752	70,162
Incyte Corp.*	1,025	59,214
Boston Scientific Corp.*	984	51,955
Encompass Health Corp.	299	20,081
FleetCor Technologies, Inc.*	53	13,533
Monster Beverage Corp.*	64	3,389
Total Consumer, Non-cyclical		1,946,317

Technology - 20.2%
Microsoft Corp.	1,717	542,143
Apple, Inc.	2,103	360,055
Accenture plc — Class A	462	141,885
Oracle Corp.	1,182	125,197
Broadcom, Inc.	138	114,620
NVIDIA Corp.	212	92,218
Adobe, Inc.*	110	56,089
Salesforce, Inc.*	166	33,661
CACI International, Inc. — Class A*	23	7,220
Roper Technologies, Inc.	9	4,359
Total Technology		1,477,447

Financial - 17.5%
Visa, Inc. — Class A	743	170,897
Mastercard, Inc. — Class A	425	168,262
Marsh & McLennan Companies, Inc.	668	127,120
Arch Capital Group Ltd.*	1,523	121,398
Intercontinental Exchange, Inc.	1,083	119,152
Prologis, Inc. REIT	1,020	114,454
Everest Group Ltd.	288	107,041
Travelers Companies, Inc.	637	104,029
Rexford Industrial Realty, Inc. REIT	1,767	87,202
Willis Towers Watson plc	250	52,240
AvalonBay Communities, Inc. REIT	233	40,015
Equity Residential REIT	453	26,596
Tradeweb Markets, Inc. — Class A	206	16,521
American Homes 4 Rent — Class A REIT	406	13,678
Berkshire Hathaway, Inc. — Class B*	29	10,159
Erie Indemnity Co. — Class A	9	2,644
Total Financial		1,281,408

Communications - 12.2%
Alphabet, Inc. — Class C*	2,854	376,300
T-Mobile US, Inc.	912	127,725
Arista Networks, Inc.*	618	113,669
Walt Disney Co.*	1,399	113,389
Amazon.com, Inc.*	876	111,357
Liberty Media Corporation-Liberty Formula One — Class C*	714	44,482
Meta Platforms, Inc. — Class A*	36	10,808
Total Communications		897,730

Consumer, Cyclical - 9.7%
Tesla, Inc.*	937	234,456
Walmart, Inc.	936	149,695
TJX Companies, Inc.	1,442	128,165
Lululemon Athletica, Inc.*	304	117,226
Costco Wholesale Corp.	90	50,846
Starbucks Corp.	327	29,845
Total Consumer, Cyclical		710,233

Utilities - 7.0%
Vistra Corp.	3,287	109,063
NextEra Energy, Inc.	1,857	106,388
American Electric Power Company, Inc.	1,388	104,405
Evergy, Inc.	1,709	86,646
FirstEnergy Corp.	1,984	67,813
CMS Energy Corp.	393	20,872
Sempra	298	20,273
Total Utilities		515,460

Industrial - 3.7%
Illinois Tool Works, Inc.	475	109,397
Northrop Grumman Corp.	220	96,842
Snap-on, Inc.	249	63,510
Total Industrial		269,749

Basic Materials - 1.1%
Air Products and Chemicals, Inc.	276	78,218

Total Common Stocks
(Cost $6,884,257)		7,176,562

EXCHANGE-TRADED FUNDS† - 2.0%
Vanguard S&P 500 ETF	188	73,828
SPDR S&P 500 ETF Trust	172	73,526
Total Exchange-Traded Funds
(Cost $152,711)		147,354

Total Investments - 100.0%
(Cost $7,036,968)		$7,323,916
Other Assets & Liabilities, net - 0.0%		2,172
Total Net Assets - 100.0%		$7,326,088

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2023
RBP® LARGE-CAP DEFENSIVE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,176,562	$—	$—	$7,176,562
Exchange-Traded Funds	147,354	—	—	147,354
Total Assets	$7,323,916	$—	$—	$7,323,916

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

RBP® LARGE-CAP DEFENSIVE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

Assets:
Investments, at value (cost $7,036,968)	$7,323,916
Cash	47,821
Prepaid expenses	42,008
Receivables:
Investment Adviser	14,539
Dividends	6,011
Total assets	7,434,295

Liabilities:
Payable for:
Fund shares redeemed	46,044
Professional fees	28,699
Securities purchased	16,926
Fund accounting and administration fees	4,408
Transfer agent fees	2,380
Distribution and service fees	1,438
Trustees’ fees*	845
Miscellaneous	7,467
Total liabilities	108,207
Net assets	$7,326,088

Net assets consist of:
Paid in capital	$7,436,714
Total distributable earnings (loss)	(110,626)
Net assets	$7,326,088

A-Class:
Net assets	$2,541,406
Capital shares outstanding	279,923
Net asset value per share	$9.08
Maximum offering price per share (Net asset value divided by 95.25%)	$9.53

C-Class:
Net assets	$407,204
Capital shares outstanding	48,390
Net asset value per share	$8.42

P-Class:
Net assets	$189,968
Capital shares outstanding	20,006
Net asset value per share	$9.50

Institutional Class:
Net assets	$4,187,510
Capital shares outstanding	434,317
Net asset value per share	$9.64

STATEMENT OF OPERATIONS
Year Ended September 30, 2023

Investment Income:
Dividends	$106,603
Interest	14
Total investment income	106,617

Expenses:
Management fees	58,579
Distribution and service fees:
A-Class	8,173
C-Class	4,986
P-Class	621
Transfer agent and fees:
A-Class	8,987
C-Class	1,721
P-Class	1,338
Institutional Class	13,615
Registration fees	55,522
Professional fees	42,455
Trustees’ fees*	13,578
Fund accounting and administration fees	12,280
Custodian fees	4,365
Line of credit fees	273
Miscellaneous	8,878
Total expenses	235,371
Less:
Expenses reimbursed by Adviser:
A-Class	(28,991)
C-Class	(5,306)
P-Class	(3,149)
Institutional Class	(42,751)
Expenses waived by Adviser	(70,551)
Earnings credit applied	(551)
Total waived/reimbursed expenses	(151,299)
Net expenses	84,072
Net investment income	22,545

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(121,571)
Net realized loss	(121,571)
Net change in unrealized appreciation (depreciation) on:
Investments	1,363,452
Net change in unrealized appreciation (depreciation)	1,363,452
Net realized and unrealized gain	1,241,881
Net increase in net assets resulting from operations	$1,264,426

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP DEFENSIVE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$22,545	$6,883
Net realized loss on investments	(121,571)	(296,542)
Net change in unrealized appreciation (depreciation) on investments	1,363,452	(1,578,553)
Net increase (decrease) in net assets resulting from operations	1,264,426	(1,868,212)

Distributions to shareholders:
A-Class	(3,001)	(1,151,650)
C-Class	—	(309,390)
P-Class	—	(76,384)
Institutional Class	(6,932)	(1,047,012)
Total distributions to shareholders	(9,933)	(2,584,436)

Capital share transactions:
Proceeds from sale of shares
A-Class	245,999	960,741
C-Class	14,005	1,200,914
P-Class	33,949	24,317
Institutional Class	1,101,063	226,621
Distributions reinvested
A-Class	2,830	1,091,588
C-Class	—	309,390
P-Class	—	76,384
Institutional Class	6,871	1,036,737
Cost of shares redeemed
A-Class	(1,613,695)	(1,165,677)
C-Class	(796,595)	(1,343,554)
P-Class	(172,016)	(2,503)
Institutional Class	(1,225,135)	(524,713)
Net increase (decrease) from capital share transactions	(2,402,724)	1,890,245
Net decrease in net assets	(1,148,231)	(2,562,403)

Net assets:
Beginning of year	8,474,319	11,036,722
End of year	$7,326,088	$8,474,319

Capital share activity:
Shares sold
A-Class	28,433	90,759
C-Class	1,685	134,858
P-Class	3,671	2,310
Institutional Class	128,942	25,387
Shares issued from reinvestment of distributions
A-Class	327	104,159
C-Class	—	31,474
P-Class	—	6,976
Institutional Class	749	93,568
Shares redeemed
A-Class	(193,751)	(119,868)
C-Class	(103,343)	(149,215)
P-Class	(18,715)	(263)
Institutional Class	(133,998)	(48,717)
Net increase (decrease) in shares	(286,000)	171,428

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

RBP® LARGE-CAP DEFENSIVE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$7.80	$12.15	$10.46	$11.06	$12.09
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.01	—	.06	.06
Net gain (loss) on investments (realized and unrealized)	1.27	(1.44)	1.96	.11	.65
Total from investment operations	1.29	(1.43)	1.96	.17	.71
Less distributions from:
Net investment income	(.01)	—	(.03)	(.05)	(.03)
Net realized gains	—	(2.92)	(.24)	(.72)	(1.71)
Total distributions	(.01)	(2.92)	(.27)	(.77)	(1.74)
Net asset value, end of period	$9.08	$7.80	$12.15	$10.46	$11.06

Total Return[b]	16.54%	(17.94%)	18.97%	1.40%	8.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,541	$3,471	$4,494	$3,821	$4,698
Ratios to average net assets:
Net investment income (loss)	0.18%	0.06%	0.01%	0.56%	0.54%
Total expenses[c]	3.14%	2.81%	2.70%	2.48%	2.26%
Net expenses[d,e,f]	1.17%	1.20%	1.20%	1.21%	1.22%
Portfolio turnover rate	68%	79%	123%	100%	96%

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$7.28	$11.58	$10.03	$10.65	$11.76
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	(.06)	(.08)	(.02)	(.02)
Net gain (loss) on investments (realized and unrealized)	1.19	(1.32)	1.87	.12	.62
Total from investment operations	1.14	(1.38)	1.79	.10	.60
Less distributions from:
Net realized gains	—	(2.92)	(.24)	(.72)	(1.71)
Total distributions	—	(2.92)	(.24)	(.72)	(1.71)
Net asset value, end of period	$8.42	$7.28	$11.58	$10.03	$10.65

Total Return[b]	15.66%	(18.60%)	18.03%	0.74%	7.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$407	$1,092	$1,539	$2,595	$3,882
Ratios to average net assets:
Net investment income (loss)	(0.62%)	(0.66%)	(0.70%)	(0.19%)	(0.20%)
Total expenses[c]	3.88%	3.54%	3.41%	3.22%	2.94%
Net expenses[d,e,f]	1.93%	1.95%	1.95%	1.96%	1.97%
Portfolio turnover rate	68%	79%	123%	100%	96%

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP DEFENSIVE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$8.15	$12.58	$10.82	$11.41	$12.41
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.01	—	.06	.06
Net gain (loss) on investments (realized and unrealized)	1.33	(1.52)	2.03	.12	.67
Total from investment operations	1.35	(1.51)	2.03	.18	.73
Less distributions from:
Net investment income	—	—	(.03)	(.05)	(.02)
Net realized gains	—	(2.92)	(.24)	(.72)	(1.71)
Total distributions	—	(2.92)	(.27)	(.77)	(1.73)
Net asset value, end of period	$9.50	$8.15	$12.58	$10.82	$11.41

Total Return	16.56%	(17.97%)	18.98%	1.44%	8.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$190	$286	$327	$318	$443
Ratios to average net assets:
Net investment income (loss)	0.21%	0.07%	0.01%	0.56%	0.53%
Total expenses[c]	3.32%	2.89%	2.76%	2.54%	2.30%
Net expenses[d,e,f]	1.18%	1.20%	1.20%	1.21%	1.22%
Portfolio turnover rate	68%	79%	123%	100%	96%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

RBP® LARGE-CAP DEFENSIVE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$8.27	$12.69	$10.93	$11.52	$12.52
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	.03	.03	.09	.09
Net gain (loss) on investments (realized and unrealized)	1.34	(1.53)	2.04	.12	.68
Total from investment operations	1.38	(1.50)	2.07	.21	.77
Less distributions from:
Net investment income	(.01)	—	(.07)	(.08)	(.06)
Net realized gains	—	(2.92)	(.24)	(.72)	(1.71)
Total distributions	(.01)	(2.92)	(.31)	(.80)	(1.77)
Net asset value, end of period	$9.64	$8.27	$12.69	$10.93	$11.52

Total Return	16.74%	(17.68%)	19.23%	1.69%	8.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,188	$3,626	$4,676	$5,468	$6,286
Ratios to average net assets:
Net investment income (loss)	0.46%	0.31%	0.26%	0.81%	0.80%
Total expenses[c]	2.82%	2.51%	2.40%	2.23%	1.97%
Net expenses[d,e,f]	0.92%	0.95%	0.95%	0.96%	0.97%
Portfolio turnover rate	68%	79%	123%	100%	96%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	—	—	—	—	—
C-Class	0.00%[g]	—	—	0.00%[g]	—
P-Class	—	—	—	—	—
Institutional Class	—	—	—	—	—

[g]	Less than 0.01%

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	1.17%	1.19%	1.20%	1.21%	1.21%
C-Class	1.92%	1.94%	1.95%	1.96%	1.96%
P-Class	1.17%	1.19%	1.20%	1.21%	1.21%
Institutional Class	0.92%	0.94%	0.95%	0.96%	0.96%

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2023

To Our Shareholders

Guggenheim RBP® Large-Cap Market Fund (the “Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Burak Hurmeydan, Ph.D., Director and Portfolio Manager; and Douglas Makin, Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2023 (the “Reporting Period”).

The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the performance of the Guggenheim RBP® Large-Cap Market Index SM (the “Market Index” or “Index”). The Fund uses a passive investment strategy designed to track the total return performance (before fees and expenses) of the Index.

For the Reporting Period, Guggenheim RBP® Large-Cap Market Fund returned 15.38% 1 , underperforming the Dow Jones U.S. Large-Cap Total Stock Market Index, the Fund’s benchmark (“Benchmark”), which returned 21.44%, and underperforming the Index, which returned 16.53% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The Fund underperformed the Benchmark by 6.06% for the Reporting Period. Following the broad market sell off in the previous Reporting Period, markets reached a bottom at the beginning of the current Reporting Period. Risk assets performed strongly through the first 10 months of the Reporting Period, largely led by a narrow group of mega-cap tech names fueled by an exuberance for the growth potential of Artificial Intelligence. Investors also appeared to view the Fed’s aggressive tightening as nearing its end as improving inflation conditions were viewed as favorable for future rate cuts and increased prospects of a soft-landing. However, these optimistic viewpoints came to an end over the last two months of the Reporting Period, as markets moved lower, having to contend with the potential negative economic impact of the Fed holding rates higher for longer.

The Fund’s leading positive sector contributor was strong security selection in the Consumer Staples and Utility sectors. Consumer Staples befitted from an overweight position to Walmart, Inc., which was up 25% over the Reporting Period. Utilities benefited from overweight exposure to Vistra Corp., which was up 63%.

Detracting most from performance was selection in Materials and Financials. An overweight position in FMC Corp., which was down 35%, was the biggest negative contributor in Materials. An overweight position in the failed First Republic Bank was the largest negative contributor in the Financials sector.

How was the Fund positioned at the end of the Reporting Period?

At the end of the Reporting Period, the portfolio sector weightings were neutral to the Benchmark, with a minor overweight to Communication Services, Consumer Discretionary, and Consumer Staples, and a minor underweight to Industrials and Financials. The portfolio aims for a higher exposure to profitable companies relative to the Benchmark, with slight tilts toward companies regarded as having high momentum and growth prospects, and lower exposure to dividend-paying companies.

Performance displayed represents past performance which is no guarantee of future results.

[1]

Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares. Fund performance will lag that of the RBP Index due to fund expenses.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

RBP® LARGE-CAP MARKET FUND

OBJECTIVE: Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Large-Cap Market IndexSM (the “Market Index” or “Index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 27, 2010
C-Class	April 18, 2011
P-Class	April 27, 2010
Institutional Class	February 15, 2011

Ten Largest Holdings	(% of Total Net Assets)
Microsoft Corp.	7.0%
Apple, Inc.	5.4%
Alphabet, Inc. — Class C	4.7%
Tesla, Inc.	2.7%
Meta Platforms, Inc. — Class A	2.7%
Amazon.com, Inc.	2.0%
NVIDIA Corp.	1.9%
Broadcom, Inc.	1.9%
Mastercard, Inc. — Class A	1.8%
Walmart, Inc.	1.6%
Top Ten Total	31.7%

“Ten Largest Holdings” excludes any temporary cash investments.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2023

	1 Year	5 Year	10 Year
A-Class Shares	15.38%	6.31%	8.78%
A-Class Shares with sales charge†	9.91%	5.28%	8.14%
C-Class Shares	14.49%	5.52%	8.02%
C-Class Shares with CDSC‡	13.49%	5.52%	8.02%
P-Class Shares**	15.38%	6.31%	8.82%
Institutional Class Shares	15.75%	6.60%	9.11%
Guggenheim RBP Large-Cap Market IndexSM	16.53%	7.61%	10.25%
Dow Jones U.S. Large-Cap Total Stock Market Index	21.44%	9.69%	11.71%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Guggenheim RBP Large-Cap Market IndexSM and the Dow Jones U.S. Large-Cap Total Stock Market Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The first graph is based on A-Class shares only. The second graph is based on P-Class shares only. Performance for C-Class shares and Institutional Class shares will vary due to differences in fee structure.

**	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
†

Effective May 9, 2016, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the average annual return since inception based on subscriptions made prior to May 9, 2016, and a 4.75% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after May 9, 2016.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS	September 30, 2023
RBP® LARGE-CAP MARKET FUND

	Shares	Value
COMMON STOCKS† - 98.6%

Technology - 25.1%
Microsoft Corp.	2,429	$766,957
Apple, Inc.	3,499	599,064
NVIDIA Corp.	491	213,580
Broadcom, Inc.	248	205,984
Adobe, Inc.*	330	168,267
Accenture plc — Class A	525	161,233
Salesforce, Inc.*	788	159,791
Oracle Corp.	1,339	141,827
Applied Materials, Inc.	1,003	138,865
ServiceNow, Inc.*	246	137,504
Roper Technologies, Inc.	37	17,918
Paycom Software, Inc.	51	13,223
Splunk, Inc.*	90	13,162
Analog Devices, Inc.	63	11,031
Synopsys, Inc.*	24	11,015
Cadence Design Systems, Inc.*	39	9,138
SS&C Technologies Holdings, Inc.	47	2,469
Total Technology		2,771,028

Consumer, Non-cyclical - 18.8%
Procter & Gamble Co.	1,086	158,404
Abbott Laboratories	1,612	156,122
Becton Dickinson & Co.	506	130,816
Cencora, Inc. — Class A	672	120,940
Constellation Brands, Inc. — Class A	477	119,885
FleetCor Technologies, Inc.*	437	111,584
IDEXX Laboratories, Inc.*	245	107,131
Kroger Co.	2,296	102,746
Encompass Health Corp.	1,477	99,195
Eli Lilly & Co.	184	98,832
IQVIA Holdings, Inc.*	461	90,702
Corteva, Inc.	1,714	87,688
Amgen, Inc.	302	81,165
Incyte Corp.*	1,384	79,954
PepsiCo, Inc.	369	62,523
Verisk Analytics, Inc. — Class A	253	59,769
Dexcom, Inc.*	580	54,114
Gilead Sciences, Inc.	652	48,861
Global Payments, Inc.	342	39,463
UnitedHealth Group, Inc.	77	38,823
US Foods Holding Corp.*	954	37,874
Merck & Company, Inc.	364	37,474
Edwards Lifesciences Corp.*	526	36,442
Zoetis, Inc.	156	27,141
Stryker Corp.	97	26,507
Sysco Corp.	233	15,389
GE HealthCare Technologies, Inc.	206	14,016
Boston Scientific Corp.*	240	12,672
Quanta Services, Inc.	33	6,173
Paylocity Holding Corp.*	23	4,179
United Rentals, Inc.	9	4,001
Total Consumer, Non-cyclical		2,070,585

Communications - 13.6%
Alphabet, Inc. — Class C*	3,904	514,743
Meta Platforms, Inc. — Class A*	997	299,309
Amazon.com, Inc.*	1,735	220,553
Palo Alto Networks, Inc.*	541	126,832
T-Mobile US, Inc.	862	120,723
Walt Disney Co.*	1,470	119,144
Airbnb, Inc. — Class A*	467	64,077
Motorola Solutions, Inc.	118	32,124
Total Communications		1,497,505

Financial - 12.6%
Mastercard, Inc. — Class A	507	200,726
JPMorgan Chase & Co.	1,064	154,301
Travelers Companies, Inc.	772	126,075
Prologis, Inc. REIT	1,122	125,899
American International Group, Inc.	1,858	112,595
Globe Life, Inc.	843	91,659
American Tower Corp. — Class A REIT	542	89,132
W R Berkley Corp.	1,218	77,331
Berkshire Hathaway, Inc. — Class B*	201	70,410
Chubb Ltd.	304	63,287
Marsh & McLennan Companies, Inc.	312	59,374
PNC Financial Services Group, Inc.	474	58,193
Intercontinental Exchange, Inc.	408	44,888
Citigroup, Inc.	996	40,966
Voya Financial, Inc.	404	26,846
Willis Towers Watson plc	123	25,702
Ameriprise Financial, Inc.	33	10,880
AvalonBay Communities, Inc. REIT	54	9,274
Everest Group Ltd.	13	4,832
Arch Capital Group Ltd.*	33	2,630
Total Financial		1,395,000

Consumer, Cyclical - 12.5%
Tesla, Inc.*	1,206	301,765
Walmart, Inc.	1,097	175,443
NIKE, Inc. — Class B	1,504	143,813
TJX Companies, Inc.	1,561	138,742
Starbucks Corp.	1,447	132,068
Lululemon Athletica, Inc.*	318	122,624
Target Corp.	752	83,148
Southwest Airlines Co.	2,892	78,287
Hilton Worldwide Holdings, Inc.	481	72,237
Chipotle Mexican Grill, Inc. — Class A*	27	49,459
Costco Wholesale Corp.	57	32,203
United Airlines Holdings, Inc.*	498	21,065
Aptiv plc*	148	14,591
Marriott International, Inc. — Class A	41	8,059
BJ’s Wholesale Club Holdings, Inc.*	73	5,210
Total Consumer, Cyclical		1,378,714

Industrial - 7.6%
Caterpillar, Inc.	544	148,512
Keysight Technologies, Inc.*	808	106,906
Northrop Grumman Corp.	234	103,004
Johnson Controls International plc	1,923	102,323

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2023
RBP® LARGE-CAP MARKET FUND

	Shares	Value
Lockheed Martin Corp.	232	$94,879
Illinois Tool Works, Inc.	298	68,633
Deere & Co.	102	38,493
Agilent Technologies, Inc.	274	30,639
AMETEK, Inc.	207	30,586
Boeing Co.*	135	25,877
Fortive Corp.	340	25,214
Trane Technologies plc	114	23,132
Regal Rexnord Corp.	156	22,289
Snap-on, Inc.	26	6,632
AECOM	59	4,899
Parker-Hannifin Corp.	12	4,674
TransDigm Group, Inc.*	3	2,529
Total Industrial		839,221

Energy - 3.9%
Marathon Petroleum Corp.	841	127,277
Pioneer Natural Resources Co.	456	104,675
Targa Resources Corp.	714	61,204
Cheniere Energy, Inc.	305	50,618
Occidental Petroleum Corp.	723	46,908
EOG Resources, Inc.	179	22,690
Exxon Mobil Corp.	146	17,167
Total Energy		430,539

Utilities - 3.3%
NextEra Energy, Inc.	1,894	108,507
Constellation Energy Corp.	862	94,027
Vistra Corp.	2,502	83,016
Evergy, Inc.	1,400	70,980
American Electric Power Company, Inc.	38	2,859
Total Utilities		359,389

Basic Materials - 1.2%
Mosaic Co.	2,128	75,757
Cleveland-Cliffs, Inc.*	1,240	19,381
Sherwin-Williams Co.	56	14,283
Nucor Corp.	68	10,632
Ecolab, Inc.	49	8,301
Air Products and Chemicals, Inc.	15	4,251
PPG Industries, Inc.	28	3,634
Total Basic Materials		136,239

Total Common Stocks
(Cost $10,364,973)		10,878,220

EXCHANGE-TRADED FUNDS† - 0.8%
SPDR S&P 500 ETF Trust	108	46,168
Vanguard S&P 500 ETF	116	45,553
Total Exchange-Traded Funds
(Cost $95,246)		91,721

Total Investments - 99.4%
(Cost $10,460,219)		$10,969,941
Other Assets & Liabilities, net - 0.6%		68,074
Total Net Assets - 100.0%		$11,038,015

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$10,878,220	$—	$—	$10,878,220
Exchange-Traded Funds	91,721	—	—	91,721
Total Assets	$10,969,941	$—	$—	$10,969,941

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

RBP® LARGE-CAP MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

Assets:
Investments, at value (cost $10,460,219)	$10,969,941
Cash	34,467
Prepaid expenses	42,143
Receivables:
Securities sold	23,982
Investment Adviser	11,902
Dividends	4,148
Total assets	11,086,583

Liabilities:
Payable for:
Professional fees	23,046
Fund shares redeemed	7,134
Fund accounting and administration fees	4,461
Distribution and service fees	3,066
Transfer agent fees	2,337
Trustees’ fees*	614
Miscellaneous	7,910
Total liabilities	48,568
Net assets	$11,038,015

Net assets consist of:
Paid in capital	$10,576,677
Total distributable earnings (loss)	461,338
Net assets	$11,038,015

A-Class:
Net assets	$6,781,517
Capital shares outstanding	701,248
Net asset value per share	$9.67
Maximum offering price per share (Net asset value divided by 95.25%)	$10.15

C-Class:
Net assets	$909,696
Capital shares outstanding	106,504
Net asset value per share	$8.54

P-Class:
Net assets	$184,611
Capital shares outstanding	18,237
Net asset value per share	$10.12

Institutional Class:
Net assets	$3,162,191
Capital shares outstanding	295,884
Net asset value per share	$10.69

STATEMENT OF OPERATIONS
Year Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding tax of $193)	$157,902
Total investment income	157,902

Expenses:
Management fees	84,271
Distribution and service fees:
A-Class	19,577
C-Class	15,313
P-Class	386
Transfer agent fees:
A-Class	13,993
C-Class	3,528
P-Class	781
Institutional Class	7,658
Registration fees	55,496
Professional fees	43,339
Fund accounting and administration fees	13,717
Trustees’ fees*	13,524
Custodian fees	3,627
Line of credit fees	370
Miscellaneous	9,711
Total expenses	285,291
Less:
A-Class	(30,714)
C-Class	(7,117)
P-Class	(1,084)
Institutional Class	(14,427)
Expenses waived by Adviser	(95,650)
Earnings credits applied	(1,599)
Total waived/reimbursed expenses	(150,591)
Net expenses	134,700
Net investment income	23,202

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(46,505)
Net realized loss	(46,505)
Net change in unrealized appreciation (depreciation) on:
Investments	1,594,834
Net change in unrealized appreciation (depreciation)	1,594,834
Net realized and unrealized gain	1,548,329
Net increase in net assets resulting from operations	$1,571,531

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$23,202	$577
Net realized gain (loss) on investments	(46,505)	499,846
Net change in unrealized appreciation (depreciation) on investments	1,594,834	(2,953,655)
Net increase (decrease) in net assets resulting from operations	1,571,531	(2,453,232)

Distributions to shareholders:
A-Class	(184,932)	(1,517,760)
C-Class	(60,197)	(748,307)
P-Class	(4,151)	(32,243)
Institutional Class	(98,578)	(737,289)
Total distributions to shareholders	(347,858)	(3,035,599)

Capital share transactions:
Proceeds from sale of shares
A-Class	989,496	1,089,498
C-Class	10,409	7,145
P-Class	41,353	18,655
Institutional Class	340,511	554,113
Distributions reinvested
A-Class	166,750	1,366,664
C-Class	60,197	741,163
P-Class	4,019	31,173
Institutional Class	97,091	724,849
Cost of shares redeemed
A-Class	(641,953)	(997,303)
C-Class	(1,189,561)	(1,070,785)
P-Class	(9,840)	(87,157)
Institutional Class	(494,069)	(502,928)
Net increase (decrease) from capital share transactions	(625,597)	1,875,087
Net increase (decrease) in net assets	598,076	(3,613,744)

Net assets:
Beginning of year	10,439,939	14,053,683
End of year	$11,038,015	$10,439,939

Capital share activity:
Shares sold
A-Class	101,467	99,324
C-Class	1,192	694
P-Class	4,030	1,684
Institutional Class	32,654	41,684
Shares issued from reinvestment of distributions
A-Class	18,027	119,151
C-Class	7,323	72,027
P-Class	415	2,600
Institutional Class	9,519	57,437
Shares redeemed
A-Class	(67,987)	(93,004)
C-Class	(139,936)	(109,517)
P-Class	(1,013)	(6,314)
Institutional Class	(46,482)	(41,877)
Net increase (decrease) in shares	(80,791)	143,889

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

RBP® LARGE-CAP MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$8.64	$13.30	$10.90	$10.71	$12.04
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.01	(.01)	.02	.03
Net gain (loss) on investments (realized and unrealized)	1.30	(1.79)	2.96	.88	.25
Total from investment operations	1.32	(1.78)	2.95	.90	.28
Less distributions from:
Net investment income	(.01)	—	—	(.01)	—
Net realized gains	(.28)	(2.88)	(.55)	(.70)	(1.61)
Total distributions	(.29)	(2.88)	(.55)	(.71)	(1.61)
Net asset value, end of period	$9.67	$8.64	$13.30	$10.90	$10.71

Total Return[b]	15.38%	(18.71%)	27.82%	8.57%	4.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,782	$5,614	$6,973	$4,372	$4,651
Ratios to average net assets:
Net investment income (loss)	0.23%	0.10%	(0.11%)	0.17%	0.32%
Total expenses[c]	2.53%	2.50%	2.48%	2.64%	2.29%
Net expenses[d,e,f]	1.18%	1.20%	1.20%	1.21%	1.22%
Portfolio turnover rate	68%	67%	105%	76%	81%

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$7.71	$12.23	$10.13	$10.07	$11.50
Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	(.07)	(.10)	(.06)	(.04)
Net gain (loss) on investments (realized and unrealized)	1.15	(1.57)	2.75	.82	.22
Total from investment operations	1.11	(1.64)	2.65	.76	.18
Less distributions from:
Net realized gains	(.28)	(2.88)	(.55)	(.70)	(1.61)
Total distributions	(.28)	(2.88)	(.55)	(.70)	(1.61)
Net asset value, end of period	$8.54	$7.71	$12.23	$10.13	$10.07

Total Return[b]	14.49%	(19.30%)	26.94%	7.69%	3.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$910	$1,834	$3,360	$4,859	$6,223
Ratios to average net assets:
Net investment income (loss)	(0.49%)	(0.69%)	(0.83%)	(0.57%)	(0.42%)
Total expenses[c]	3.22%	3.16%	3.22%	3.32%	2.92%
Net expenses[d,e,f]	1.93%	1.95%	1.95%	1.96%	1.97%
Portfolio turnover rate	68%	67%	105%	76%	81%

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP MARKET FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$9.03	$13.78	$11.28	$11.06	$12.37
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.01	(.01)	.02	.04
Net gain (loss) on investments (realized and unrealized)	1.36	(1.88)	3.06	.91	.26
Total from investment operations	1.38	(1.87)	3.05	.93	.30
Less distributions from:
Net investment income	(.01)	—	—	(.01)	—
Net realized gains	(.28)	(2.88)	(.55)	(.70)	(1.61)
Total distributions	(.29)	(2.88)	(.55)	(.71)	(1.61)
Net asset value, end of period	$10.12	$9.03	$13.78	$11.28	$11.06

Total Return	15.38%	(18.72%)	27.76%	8.54%	4.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$185	$134	$232	$131	$154
Ratios to average net assets:
Net investment income (loss)	0.22%	0.09%	(0.10%)	0.17%	0.35%
Total expenses[c]	2.75%	2.67%	2.61%	2.79%	2.34%
Net expenses[d,e,f]	1.18%	1.20%	1.20%	1.21%	1.22%
Portfolio turnover rate	68%	67%	105%	76%	81%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

RBP® LARGE-CAP MARKET FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$9.52	$14.36	$11.70	$11.44	$12.71
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	.04	.02	.05	.07
Net gain (loss) on investments (realized and unrealized)	1.44	(2.00)	3.19	.95	.27
Total from investment operations	1.49	(1.96)	3.21	1.00	.34
Less distributions from:
Net investment income	(.04)	—	—	(.04)	—
Net realized gains	(.28)	(2.88)	(.55)	(.70)	(1.61)
Total distributions	(.32)	(2.88)	(.55)	(.74)	(1.61)
Net asset value, end of period	$10.69	$9.52	$14.36	$11.70	$11.44

Total Return	15.75%	(18.56%)	28.15%	8.90%	4.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,162	$2,859	$3,488	$1,634	$3,747
Ratios to average net assets:
Net investment income (loss)	0.49%	0.34%	0.13%	0.47%	0.59%
Total expenses[c]	2.23%	2.18%	2.15%	2.25%	1.96%
Net expenses[d,e,f]	0.93%	0.95%	0.95%	0.96%	0.97%
Portfolio turnover rate	68%	67%	105%	76%	81%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.00%[g]	—	—	—	—
C-Class	—	—	—	0.00%[g]	—
P-Class	—	—	—	—	—
Institutional Class	—	—	—	—	—

[g]	Less than 0.01%

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	1.18%	1.19%	1.20%	1.21%	1.21%
C-Class	1.93%	1.95%	1.95%	1.96%	1.96%
P-Class	1.18%	1.19%	1.20%	1.21%	1.21%
Institutional Class	0.93%	0.94%	0.95%	0.96%	0.96%

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2023

To Our Shareholders

Guggenheim RBP® Large-Cap Value Fund (the “Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Burak Hurmeydan, Ph.D., Director and Portfolio Manager; and Douglas Makin, Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2023 (the “Reporting Period”).

The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the performance of the Guggenheim RBP® Large-Cap Value Index SM (the “Value Index” or “Index”). The Fund uses a passive investment strategy designed to track the total return performance (before fees and expenses) of the Index.

For the Reporting Period, Guggenheim RBP® Large-Cap Value Fund returned 10.24% 1 , underperforming the Dow Jones U.S. Large-Cap Value Total Stock Market Index, the Fund’s benchmark (“Benchmark”), which returned 13.06%, and underperforming the Index, which returned 11.28% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The Fund underperformed the Benchmark by 2.82% for the Reporting Period. Following the broad market sell off in the previous Reporting Period, markets reached a bottom at the beginning of the current Reporting Period. Risk assets performed strongly through the first 10 months of the Reporting Period, largely led by a narrow group of mega-cap tech names fueled by an exuberance for the growth potential of Artificial Intelligence. Investors also appeared to view the Fed’s aggressive tightening as nearing its end as improving inflation conditions were viewed as favorable for future rate cuts and increased prospects of a soft-landing. However, these optimistic viewpoints came to an end over the last two months of the Reporting Period, as markets moved lower, having to contend with the potential negative economic impact of the Fed holding rates higher for longer.

The Fund’s leading positive sector contributors were the Health Care and Consumer Staples sectors. The Health Care sector was driven by positive selection results, befitting from an underweight position in Pfizer, Inc., which was down 21%, and overweight position in Merck & Co., Inc., which was up 23%. The Consumer Staples sector outperformed the Benchmark primarily by its overweight holding in Bunge Ltd., which was up 35% over the Reporting Period.

The sectors detracting the most from performance relative to the Benchmark included the Information Technology and Consumer Discretionary sectors. In Information Technology, underperformance was mostly due to an underweight in Oracle, which was up 76%. Underperformance in Consumer Discretionary was led by an overweight exposure to Advance Auto Parts, Inc., which was down 63%.

How was the Fund positioned at the end of the Reporting Period?

At the end of the Reporting Period, the portfolio sector weightings were in line with the Benchmark, with a slight overweight in Communication Services and Utilities. The largest portfolio sector underweights were in the Financials and Information Technology sectors. The portfolio has a noticeable bias toward large companies, with higher exposure to companies with a value style, and underweight exposure to companies with high dividends and high volatility relative to the Benchmark.

Performance displayed represents past performance which is no guarantee of future results.

[1]

Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares. Fund performance will lag that of the RBP Index due to fund expenses.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

RBP® LARGE-CAP VALUE FUND

OBJECTIVE: Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Large-Cap Value IndexSM (the “Value Index” or “Index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 18, 2011
C-Class	April 18, 2011
P-Class	April 18, 2011
Institutional Class	February 10, 2011

Ten Largest Holdings	(% of Total Net Assets)
iShares S&P 500 Value ETF	2.8%
Chevron Corp.	2.5%
Home Depot, Inc.	2.5%
Berkshire Hathaway, Inc. — Class B	2.3%
Merck & Company, Inc.	2.2%
Walmart, Inc.	2.1%
Procter & Gamble Co.	2.1%
Abbott Laboratories	1.8%
JPMorgan Chase & Co.	1.8%
Oracle Corp.	1.7%
Top Ten Total	21.8%

“Ten Largest Holdings” excludes any temporary cash investments.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2023

	1 Year	5 Year	10 Year
A-Class Shares	10.24%	3.81%	7.02%
A-Class Shares with sales charge†	5.02%	2.79%	6.38%
C-Class Shares	9.35%	3.03%	6.23%
C-Class Shares with CDSC‡	8.35%	3.03%	6.23%
P-Class Shares**	10.28%	3.80%	7.05%
Institutional Class Shares	10.47%	4.05%	7.32%
Guggenheim RBP Large-Cap Value IndexSM	11.28%	4.91%	8.43%
Dow Jones U.S. Large-Cap Value Total Stock Market Index	13.06%	5.78%	8.57%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones U.S. Large-Cap Value Total Stock Market Index and Guggenheim RBP Large-Cap Value IndexSM are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The first graph is based on A-Class shares only. The second graph is based on Institutional shares only. Performance for P-Class shares and Institutional Class shares will vary due to differences in fee structure.

**	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
†

Effective May 9, 2016, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the average annual return since inception based on subscriptions made prior to May 9, 2016, and a 4.75% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after May 9, 2016.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS	September 30, 2023
RBP® LARGE-CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 96.6%

Consumer, Non-cyclical - 20.4%
Merck & Company, Inc.	852	$87,713
Procter & Gamble Co.	554	80,807
Abbott Laboratories	740	71,669
Boston Scientific Corp.*	1,020	53,856
Automatic Data Processing, Inc.	223	53,649
Becton Dickinson & Co.	204	52,740
Cencora, Inc. — Class A	257	46,252
Kroger Co.	944	42,244
Bunge Ltd.	379	41,027
Johnson & Johnson	262	40,807
Sysco Corp.	562	37,120
PepsiCo, Inc.	193	32,702
Stryker Corp.	117	31,973
Amgen, Inc.	118	31,714
Global Payments, Inc.	251	28,963
Coca-Cola Co.	502	28,102
GE HealthCare Technologies, Inc.	282	19,187
AbbVie, Inc.	88	13,117
Kenvue, Inc.	167	3,353
Keurig Dr Pepper, Inc.	92	2,904
Quanta Services, Inc.	8	1,497
Total Consumer, Non-cyclical		801,396

Financial - 20.3%
Berkshire Hathaway, Inc. — Class B*	255	89,326
JPMorgan Chase & Co.	488	70,770
Chubb Ltd.	276	57,458
Marsh & McLennan Companies, Inc.	299	56,900
Prologis, Inc. REIT	502	56,330
Citigroup, Inc.	1,304	53,633
PNC Financial Services Group, Inc.	389	47,758
American International Group, Inc.	785	47,571
Travelers Companies, Inc.	290	47,360
Ameriprise Financial, Inc.	134	44,177
UDR, Inc. REIT	963	34,350
American Express Co.	209	31,181
Globe Life, Inc.	252	27,400
Hartford Financial Services Group, Inc.	331	23,471
CME Group, Inc. — Class A	109	21,824
Intercontinental Exchange, Inc.	159	17,493
Equity LifeStyle Properties, Inc. REIT	234	14,908
AvalonBay Communities, Inc. REIT	68	11,678
Bank of America Corp.	414	11,335
Willis Towers Watson plc	49	10,239
Welltower, Inc. REIT	96	7,864
Equity Residential REIT	125	7,339
Simon Property Group, Inc. REIT	28	3,025
American Financial Group, Inc.	12	1,340
First Republic Bank	150	11
Total Financial		794,741

Industrial - 15.1%
Caterpillar, Inc.	240	65,520
Parker-Hannifin Corp.	121	47,132
TE Connectivity Ltd.	360	44,471
Jacobs Solutions, Inc.	325	44,363
Keysight Technologies, Inc.*	332	43,927
Northrop Grumman Corp.	95	41,818
AMETEK, Inc.	276	40,782
Regal Rexnord Corp.	283	40,435
Lockheed Martin Corp.	96	39,260
CSX Corp.	1,137	34,963
Allegion plc	296	30,843
Illinois Tool Works, Inc.	127	29,249
Amphenol Corp. — Class A	324	27,213
Republic Services, Inc. — Class A	146	20,806
Boeing Co.*	104	19,935
Fortive Corp.	93	6,897
Trane Technologies plc	30	6,087
Masco Corp.	88	4,704
AECOM	27	2,242
Snap-on, Inc.	7	1,785
Agilent Technologies, Inc.	15	1,677
Total Industrial		594,109

Consumer, Cyclical - 14.2%
Home Depot, Inc.	319	96,389
Walmart, Inc.	524	83,803
NIKE, Inc. — Class B	645	61,675
Starbucks Corp.	620	56,587
General Motors Co.	1,336	44,048
Target Corp.	394	43,565
TJX Companies, Inc.	486	43,196
Delta Air Lines, Inc.	1,089	40,293
Southwest Airlines Co.	1,217	32,944
MGM Resorts International	473	17,388
Aptiv plc*	168	16,563
BJ’s Wholesale Club Holdings, Inc.*	166	11,848
Dollar Tree, Inc.*	43	4,577
McDonald’s Corp.	12	3,161
Total Consumer, Cyclical		556,037

Energy - 8.0%
Chevron Corp.	588	99,148
Exxon Mobil Corp.	458	53,852
Marathon Petroleum Corp.	332	50,245
Pioneer Natural Resources Co.	210	48,205
Occidental Petroleum Corp.	733	47,557
Marathon Oil Corp.	436	11,663
Schlumberger N.V.	39	2,274
Total Energy		312,944

Technology - 6.4%
Oracle Corp.	624	66,094
Applied Materials, Inc.	433	59,949
Analog Devices, Inc.	310	54,278
Microchip Technology, Inc.	588	45,893
Electronic Arts, Inc.	184	22,154
SS&C Technologies Holdings, Inc.	34	1,786
Broadridge Financial Solutions, Inc.	5	895
Total Technology		251,049

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2023
RBP® LARGE-CAP VALUE FUND

	Shares	Value
Utilities - 5.3%
NextEra Energy, Inc.	841	$48,181
Exelon Corp.	1,154	43,610
American Electric Power Company, Inc.	568	42,725
FirstEnergy Corp.	1,102	37,666
Evergy, Inc.	687	34,831
Total Utilities		207,013

Communications - 4.8%
Walt Disney Co.*	781	63,300
AT&T, Inc.	3,525	52,946
Comcast Corp. — Class A	1,056	46,823
Motorola Solutions, Inc.	42	11,434
Match Group, Inc.*	166	6,503
Cisco Systems, Inc.	120	6,451
Omnicom Group, Inc.	29	2,160
Total Communications		189,617

Basic Materials - 2.1%
Mosaic Co.	848	30,189
Ecolab, Inc.	123	20,836
Nucor Corp.	79	12,351
CF Industries Holdings, Inc.	98	8,403
PPG Industries, Inc.	40	5,192
Steel Dynamics, Inc.	44	4,718
Total Basic Materials		81,689

Total Common Stocks
(Cost $3,778,213)		3,788,595

EXCHANGE-TRADED FUNDS† - 2.8%
iShares S&P 500 Value ETF	704	108,303
Total Exchange-Traded Funds
(Cost $113,349)		108,303

Total Investments - 99.4%
(Cost $3,891,562)		$3,896,898
Other Assets & Liabilities, net - 0.6%		24,278
Total Net Assets - 100.0%		$3,921,176

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,788,595	$—	$—	$3,788,595
Exchange-Traded Funds	108,303	—	—	108,303
Total Assets	$3,896,898	$—	$—	$3,896,898

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

RBP® LARGE-CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

Assets:
Investments, at value (cost $3,891,562)	$3,896,898
Cash	19,500
Prepaid expenses	36,149
Receivables:
Investment Adviser	6,589
Dividends	3,176
Other assets	5
Total assets	3,962,317

Liabilities:
Payable for:
Professional fees	26,200
Fund accounting and administration fees	4,385
Transfer agent fees	2,157
Trustees’ fees*	782
Distribution and service fees	345
Miscellaneous	7,272
Total liabilities	41,141
Net assets	$3,921,176

Net assets consist of:
Paid in capital	$3,875,679
Total distributable earnings (loss)	45,497
Net assets	$3,921,176

A-Class:
Net assets	$317,491
Capital shares outstanding	32,820
Net asset value per share	$9.67
Maximum offering price per share (Net asset value divided by 95.25%)	$10.15

C-Class:
Net assets	$292,130
Capital shares outstanding	30,802
Net asset value per share	$9.48

P-Class:
Net assets	$144,101
Capital shares outstanding	15,112
Net asset value per share	$9.54

Institutional Class:
Net assets	$3,167,454
Capital shares outstanding	317,624
Net asset value per share	$9.97

STATEMENT OF OPERATIONS
Year Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding tax of $25)	$95,611
Interest	7
Total investment income	95,618

Expenses:
Management fees	31,777
Distribution and service fees:
A-Class	1,196
C-Class	3,263
P-Class	560
Transfer agent fees:
A-Class	2,709
C-Class	2,164
P-Class	1,809
Institutional Class	19,081
Registration fees	56,510
Professional fees	38,390
Trustees’ fees*	13,791
Fund accounting and administration fees	10,820
Custodian fees	2,670
Line of credit fees	147
Miscellaneous	8,204
Total expenses	193,091
Less:
A-Class	(12,232)
C-Class	(9,451)
P-Class	(6,840)
Institutional Class	(92,053)
Expenses waived by Adviser	(28,424)
Earnings credits applied	(613)
Total waived/reimbursed expenses	(149,613)
Net expenses	43,478
Net investment income	52,140

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	13,290
Net realized gain	13,290
Net change in unrealized appreciation (depreciation) on:
Investments	345,026
Net change in unrealized appreciation (depreciation)	345,026
Net realized and unrealized gain	358,316
Net increase in net assets resulting from operations	$410,456

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$52,140	$49,040
Net realized gain on investments	13,290	143,975
Net change in unrealized appreciation (depreciation) on investments	345,026	(668,161)
Net increase (decrease) in net assets resulting from operations	410,456	(475,146)

Distributions to shareholders:
A-Class	(14,416)	(64,288)
C-Class	(10,493)	(52,675)
P-Class	(8,672)	(31,527)
Institutional Class	(116,795)	(463,645)
Total distributions to shareholders	(150,376)	(612,135)

Capital share transactions:
Proceeds from sale of shares
A-Class	33,676	409,532
C-Class	273	169,869
P-Class	50,642	151,821
Institutional Class	300	8,315
Distributions reinvested
A-Class	14,416	58,119
C-Class	10,493	52,675
P-Class	8,513	30,705
Institutional Class	116,795	463,645
Cost of shares redeemed
A-Class	(203,406)	(71,115)
C-Class	(62,017)	(401,548)
P-Class	(161,937)	(205,054)
Institutional Class	(2,179)	(1,047)
Net increase (decrease) from capital share transactions	(194,431)	665,917
Net increase (decrease) in net assets	65,649	(421,364)

Net assets:
Beginning of year	3,855,527	4,276,891
End of year	$3,921,176	$3,855,527

Capital share activity:
Shares sold
A-Class	3,341	34,332
C-Class	28	16,281
P-Class	5,061	14,580
Institutional Class	29	696
Shares issued from reinvestment of distributions
A-Class	1,400	5,327
C-Class	1,033	4,855
P-Class	839	2,854
Institutional Class	11,029	41,176
Shares redeemed
A-Class	(20,108)	(7,023)
C-Class	(6,327)	(34,267)
P-Class	(16,458)	(18,349)
Institutional Class	(217)	(93)
Net increase (decrease) in shares	(20,350)	60,369

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

RBP® LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$9.05	$11.69	$9.30	$10.28	$11.17
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.11	.08	.15	.14
Net gain (loss) on investments (realized and unrealized)	.83	(1.11)	2.69	(.96)	.01
Total from investment operations	.94	(1.00)	2.77	(.81)	.15
Less distributions from:
Net investment income	(.08)	—	(.38)	(.11)	(.06)
Net realized gains	(.24)	(1.64)	—	(.06)	(.98)
Total distributions	(.32)	(1.64)	(.38)	(.17)	(1.04)
Net asset value, end of period	$9.67	$9.05	$11.69	$9.30	$10.28

Total Return[b]	10.24%	(11.02%)	30.34%	(8.05%)	2.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$317	$436	$182	$53	$86
Ratios to average net assets:
Net investment income (loss)	1.11%	1.06%	0.74%	1.53%	1.41%
Total expenses[c]	4.76%	5.09%	5.90%	7.41%	6.32%
Net expenses[d,e,f]	1.18%	1.20%	1.20%	1.21%	1.22%
Portfolio turnover rate	68%	73%	132%	95%	101%

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$8.94	$11.79	$9.12	$10.14	$11.09
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	.02	—	.07	.06
Net gain (loss) on investments (realized and unrealized)	.83	(1.08)	2.68	(.94)	.02
Total from investment operations	.86	(1.06)	2.68	(.87)	.08
Less distributions from:
Net investment income	(.08)	(.15)	(.01)	(.09)	(.05)
Net realized gains	(.24)	(1.64)	—	(.06)	(.98)
Total distributions	(.32)	(1.79)	(.01)	(.15)	(1.03)
Net asset value, end of period	$9.48	$8.94	$11.79	$9.12	$10.14

Total Return[b]	9.35%	(11.65%)	29.41%	(8.80%)	1.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$292	$322	$580	$447	$317
Ratios to average net assets:
Net investment income (loss)	0.34%	0.21%	0.04%	0.79%	0.65%
Total expenses[c]	5.50%	5.71%	6.52%	7.99%	6.75%
Net expenses[d,e,f]	1.93%	1.95%	1.95%	1.96%	1.97%
Portfolio turnover rate	68%	73%	132%	95%	101%

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$8.92	$11.59	$9.28	$10.33	$11.25
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.11	.08	.15	.14
Net gain (loss) on investments (realized and unrealized)	.83	(1.09)	2.67	(.96)	—
Total from investment operations	.94	(.98)	2.75	(.81)	.14
Less distributions from:
Net investment income	(.08)	(.05)	(.44)	(.18)	(.08)
Net realized gains	(.24)	(1.64)	—	(.06)	(.98)
Total distributions	(.32)	(1.69)	(.44)	(.24)	(1.06)
Net asset value, end of period	$9.54	$8.92	$11.59	$9.28	$10.33

Total Return	10.28%	(10.94%)	30.31%	(8.10%)	2.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$144	$229	$308	$114	$405
Ratios to average net assets:
Net investment income (loss)	1.12%	1.01%	0.75%	1.49%	1.41%
Total expenses[c]	4.94%	5.11%	5.74%	7.18%	6.07%
Net expenses[d,e,f]	1.18%	1.20%	1.20%	1.21%	1.22%
Portfolio turnover rate	68%	73%	132%	95%	101%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

RBP® LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$9.35	$12.10	$9.40	$10.42	$11.35
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	.14	.12	.17	.17
Net gain (loss) on investments (realized and unrealized)	.87	(1.15)	2.74	(.97)	—
Total from investment operations	1.01	(1.01)	2.86	(.80)	.17
Less distributions from:
Net investment income	(.15)	(.10)	(.16)	(.16)	(.12)
Net realized gains	(.24)	(1.64)	—	(.06)	(.98)
Total distributions	(.39)	(1.74)	(.16)	(.22)	(1.10)
Net asset value, end of period	$9.97	$9.35	$12.10	$9.40	$10.42

Total Return	10.47%	(10.73%)	30.72%	(7.92%)	2.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,167	$2,868	$3,207	$2,437	$2,701
Ratios to average net assets:
Net investment income (loss)	1.34%	1.24%	1.04%	1.78%	1.66%
Total expenses[c]	4.41%	4.69%	5.49%	6.86%	5.80%
Net expenses[d,e,f]	0.92%	0.95%	0.95%	0.96%	0.97%
Portfolio turnover rate	68%	73%	132%	95%	101%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.00%[g]	—	—	—	—
C-Class	—	—	—	0.01%	—
P-Class	—	—	—	0.00%[g]	—
Institutional Class	—	—	—	0.01%	—

[g]	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	1.17%	1.19%	1.20%	1.21%	1.21%
C-Class	1.92%	1.94%	1.95%	1.96%	1.96%
P-Class	1.18%	1.19%	1.20%	1.21%	1.20%
Institutional Class	0.92%	0.94%	0.95%	0.96%	0.96%

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Transparent Value Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of four separate classes of shares: A-Class shares, C-Class shares, P-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1.25% contingent deferred sales charge (“CDSC”), if shares are redeemed within 18 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2023, the Trust consisted of five funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Directional Allocation Fund	Diversified
RBP® Dividend Fund	Diversified
RBP® Large-Cap Defensive Fund	Diversified
RBP® Large-Cap Market Fund	Diversified
RBP® Large-Cap Value Fund	Diversified

The Funds’ investment objectives are to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Index as follows:

Fund	Index
Directional Allocation Fund	Guggenheim Directional Allocation IndexSM
RBP® Dividend Fund	Guggenheim RBP® Dividend IndexSM
RBP® Large-Cap Defensive Fund	Guggenheim RBP® Large-Cap Defensive IndexSM
RBP® Large-Cap Market Fund	Guggenheim RBP® Large-Cap Market IndexSM
RBP® Large-Cap Value Fund	Guggenheim RBP® Large-Cap Value IndexSM

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor of the Funds’ shares. GPIM and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the share class by the number of outstanding shares of the share class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2023, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(c) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(d) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(f) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2023 are disclosed in the Statements of Operations.

(g) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at September 30, 2023.

(h) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Directional Allocation Fund	0.95%
RBP® Dividend Fund	0.75%
RBP® Large-Cap Defensive Fund	0.75%
RBP® Large-Cap Market Fund	0.75%
RBP® Large-Cap Value Fund	0.75%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of each Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of each Fund’s C-Class shares.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

NOTES TO FINANCIAL STATEMENTS (continued)

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

Fund	Limit	Effective Date	Contract End Date
Directional Allocation Fund – A-Class	1.50%	05/09/16	02/01/25
Directional Allocation Fund – C-Class	2.10%	05/09/16	02/01/25
Directional Allocation Fund – P-Class	1.35%	05/09/16	02/01/25
Directional Allocation Fund – Institutional Class	1.10%	05/09/16	02/01/25
RBP® Dividend Fund – A-Class	1.20%	05/09/16	02/01/25
RBP® Dividend Fund – C-Class	1.95%	05/09/16	02/01/25
RBP® Dividend Fund – P-Class	1.20%	05/09/16	02/01/25
RBP® Dividend Fund – Institutional Class	0.95%	05/09/16	02/01/25
RBP® Large-Cap Defensive Fund – A-Class	1.20%	05/09/16	02/01/25
RBP® Large-Cap Defensive Fund – C-Class	1.95%	05/09/16	02/01/25
RBP® Large-Cap Defensive Fund – P-Class	1.20%	05/09/16	02/01/25
RBP® Large-Cap Defensive Fund – Institutional Class	0.95%	05/09/16	02/01/25
RBP® Large-Cap Market Fund – A-Class	1.20%	05/09/16	02/01/25
RBP® Large-Cap Market Fund – C-Class	1.95%	05/09/16	02/01/25
RBP® Large-Cap Market Fund – P-Class	1.20%	05/09/16	02/01/25
RBP® Large-Cap Market Fund – Institutional Class	0.95%	05/09/16	02/01/25
RBP® Large-Cap Value Fund – A-Class	1.20%	05/09/16	02/01/25
RBP® Large-Cap Value Fund – C-Class	1.95%	05/09/16	02/01/25
RBP® Large-Cap Value Fund – P-Class	1.20%	05/09/16	02/01/25
RBP® Large-Cap Value Fund – Institutional Class	0.95%	05/09/16	02/01/25

GPIM is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GPIM is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GPIM. At September 30, 2023, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2024	2025	2026	Fund Total
Directional Allocation Fund
A-Class	$—	$58,252	$68,787	$127,039
C-Class	53,621	43,415	12,966	110,002
P-Class	3,842	6,545	4,852	15,239
Institutional Class	89,377	123,748	68,857	281,982
RBP® Dividend Fund
A-Class	63,294	83,754	82,212	229,260
C-Class	24,180	10,456	7,299	41,935
P-Class	11,082	9,488	7,307	27,877
Institutional Class	60,349	65,409	60,158	185,916
RBP® Large-Cap Defensive Fund
A-Class	61,062	71,145	49,476	181,683
C-Class	31,745	23,681	9,054	64,480
P-Class	5,214	5,721	5,016	15,951
Institutional Class	69,291	68,426	75,382	213,099
RBP® Large-Cap Market Fund
A-Class	73,546	89,424	77,635	240,605
C-Class	56,833	32,742	18,492	108,067
P-Class	2,307	2,307	2,233	6,847
Institutional Class	28,915	44,240	38,453	111,608
RBP® Large-Cap Value Fund
A-Class	4,788	15,763	15,417	35,968
C-Class	25,211	17,685	11,905	54,801
P-Class	9,157	9,701	8,524	27,382
Institutional Class	136,588	123,927	116,589	377,104

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended September 30, 2023, GI recouped amounts from the Funds as follows:

Directional Allocation Fund	$117,797

For the year ended September 30, 2023, GFD retained sales charges of $6,397 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2023 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Directional Allocation Fund	$1,117,716	$—	$—	$1,117,716
RBP® Dividend Fund	196,515	—	18,703	215,218
RBP® Large-Cap Defensive Fund	9,933	—	—	9,933
RBP® Large-Cap Market Fund	17,659	330,199	—	347,858
RBP® Large-Cap Value Fund	52,987	97,389	—	150,376

The tax character of distributions paid during the year ended September 30, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Directional Allocation Fund	$11,658,663	$38,301,338	$—	$49,960,001
RBP® Dividend Fund	2,822,105	1,223,641	72,674	4,118,420
RBP® Large-Cap Defensive Fund	1,364,041	1,220,395	—	2,584,436
RBP® Large-Cap Market Fund	875,758	2,159,841	—	3,035,599
RBP® Large-Cap Value Fund	235,551	376,584	—	612,135

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of distributable earnings/(loss) as of September 30, 2023 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Directional Allocation Fund	$3,236,095	$—	$(5,621,535)	$(1,524,176)	$—	$(3,909,616)
RBP® Dividend Fund	—	—	8,203	(348,351)	(54,074)	(394,222)
RBP® Large-Cap Defensive Fund	18,016	—	263,850	(392,492)	—	(110,626)
RBP® Large-Cap Market Fund	8,077	—	498,166	(44,905)	—	461,338
RBP® Large-Cap Value Fund	45,391	—	106	—	—	45,497

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2023, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Directional Allocation Fund	$(1,524,176)	$—	$(1,524,176)
RBP® Dividend Fund	(161,197)	(187,154)	(348,351)
RBP® Large-Cap Defensive Fund	(239,607)	(152,885)	(392,492)
RBP® Large-Cap Market Fund	—	(44,905)	(44,905)

For the year ended September 30, 2023, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Directional Allocation Fund	$402,573

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, losses deferred due to wash sales, distributions in connection with redemption of fund shares, and reclassification of distributions paid or dividends received. Additional differences may result from the tax treatment of non-deductible expenses and dividends payable. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of September 30, 2023 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Directional Allocation Fund	$(49,871)	$49,871
RBP® Dividend Fund	4,774	(4,774)
RBP® Large-Cap Defensive Fund	(2,681)	2,681
RBP® Large-Cap Market Fund	(2,534)	2,534
RBP® Large-Cap Value Fund	3,355	(3,355)

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At September 30, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Directional Allocation Fund	$195,332,293	$3,255,241	$(8,876,776)	$(5,621,535)
RBP® Dividend Fund	16,888,900	1,127,858	(1,119,655)	8,203
RBP® Large-Cap Defensive Fund	7,060,066	630,960	(367,110)	263,850
RBP® Large-Cap Market Fund	10,471,775	1,064,337	(566,171)	498,166
RBP® Large-Cap Value Fund	3,896,792	285,837	(285,731)	106

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 5 – Securities Transactions

For the year ended September 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Directional Allocation Fund	$276,235,627	$81,268,062
RBP® Dividend Fund	12,886,591	14,833,896
RBP® Large-Cap Defensive Fund	5,282,070	7,619,757
RBP® Large-Cap Market Fund	7,633,274	8,585,722
RBP® Large-Cap Value Fund	2,864,496	3,154,280

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2023, the Funds did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 6 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,150,000,000 line of credit from Citibank, N.A., which was in place through September 29, 2023, at which time a new line of credit was entered into in the amount of $1,165,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Funds’ Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2023.

Note 7 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Funds in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 8 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Transparent Value Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transparent Value Trust (the “Trust”) (comprising Guggenheim Directional Allocation Fund, Guggenheim RBP® Dividend Fund, Guggenheim RBP® Large-Cap Defensive Fund, Guggenheim RBP® Large-Cap Market Fund and Guggenheim RBP® Large-Cap Value Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of September 30, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Transparent Value Trust at September 30, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 28, 2023

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2024, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2023.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2023, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2023, the following funds had the corresponding percentages qualify as interest related dividends as permitted by IRC Section 871(k)(1). See the qualified interest income column in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income
Directional Allocation Fund	13.71%	12.28%	90.25%
RBP® Dividend Fund	100.00%	100.00%	0.00%
RBP® Large-Cap Defensive Fund	100.00%	100.00%	0.00%
RBP® Large-Cap Market Fund	100.00%	100.00%	0.00%
RBP® Large-Cap Value Fund	100.00%	100.00%	0.00%

With respect to the taxable year ended September 30, 2023, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
RBP® Large-Cap Market Fund	$330,199	$—
RBP® Large-Cap Value Fund	97,389	—

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be

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OTHER INFORMATION (Unaudited)(continued)

available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Transparent Value Trust Board of Trustees

The Board of Trustees of Transparent Value Trust (the “Trust”), including the Independent Trustees, unanimously approved the renewal of the investment management agreement (the “Advisory Agreement”) with Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”) on behalf of the series of the Trust listed below (each a “Fund” and collectively, the “Funds”):

● Guggenheim RBP® Large-Cap Defensive Fund
(“RBP Large-Cap Defensive Fund”)

● Guggenheim RBP® Large-Cap Market Fund
(“RBP Large-Cap Market Fund”)

● Guggenheim Directional Allocation Fund
(“Directional Allocation Fund”)

● Guggenheim RBP® Dividend Fund (“RBP Dividend Fund”) ● Guggenheim RBP® Large-Cap Value Fund (“RBP Large-Cap Value Fund”)

GPIM is an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm(“Guggenheim Partners”). Guggenheim Partners, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Guggenheim Funds Investment Advisors, LLC, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.

At meetings held in person on April 17-18, 2023 (the “April Meeting”) and meetings held by videoconference on May 15, 2023 and in person on May 24, 2023 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and

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OTHER INFORMATION (Unaudited)(continued)

other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the FUSE reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category. The Committee noted that although FUSE’s process typically results in the identification for each Fund of a universe of similar funds for performance comparisons and a narrower group of similar funds from the universe based on asset levels for comparative fee and expense data evaluation (i.e., the peer group), in light of Directional Allocation Fund’s unique strategy, the peer group constituent funds identified by FUSE, which were categorized as “U.S. equity long/cash funds” with risk management and/or rotational/timing strategies similar to that of the Fund, were the same as the performance universe constituent funds.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that each Fund seeks to track the performance (before fees and expenses) of an index that is constructed with a proprietary methodology. Specifically, the investment objective of each of RBP Large-Cap Defensive Fund, RBP Dividend Fund, RBP Large-Cap Market Fund and RBP Large-Cap Value Fund is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the applicable Guggenheim RBP® Index—i.e., the Guggenheim RBP® Large-Cap Defensive IndexSM, the Guggenheim RBP® Dividend IndexSM, the Guggenheim RBP® Large-Cap Market IndexSM and the Guggenheim RBP® Large-Cap Value IndexSM, respectively (each, an “RBP Index” and collectively, the “RBP Indexes”). The investment objective of Directional Allocation Fund is to provide investment results that, before fees and expenses, correspond generally to the performance of the Guggenheim Directional Allocation IndexSM (the “Directional Allocation Index” and together with the RBP Indexes, the “Indexes” and individually, an “Index”). Each Index consists of securities currently selected for inclusion by the Adviser’s index calculation agent, based on Required Business Performance® (RBP®) Probability scores derived from Guggenheim Investments’ quantitative process. In this regard, the Committee noted that the Indexes and Index construction processes were previously owned and implemented by an affiliate of the Adviser, and that, in August 2018, such affiliate was reorganized into Guggenheim Investments, and the Indexes and Index construction processes were acquired by Guggenheim Investments. The Committee noted that the FUSE reports for the Funds included performance relative to the applicable Index and tracking error data.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Committee. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term. Following its review of the Committee’s recommendation, the Board approved the renewal of the Advisory Agreement for each Fund for a one-year period ending August 1, 2024 at a meeting held on May 23-24, 2023 (the “May Board Meeting” and together with the May Meeting, the “May Meetings”) and determined to adopt the Committee’s considerations and conclusions, which follow.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds. The Committee also considered Guggenheim’s discussion of its ongoing review of the Guggenheim fund line-up at the April Meeting and the May Board Meeting. In addition, the Committee considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

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OTHER INFORMATION (Unaudited)(continued)

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment and Index construction processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended. In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2022. In addition, the Committee received a comparison of each Fund’s performance to the performance of a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE (except as noted above with respect to Directional Allocation Fund), in each case for the same periods. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. In addition, as noted above, the FUSE reports included each Fund’s total return over various time periods compared to the results of the Index that the Fund tracks, as well as tracking error results. The Committee also received certain performance information as of March 31, 2023. In assessing each Fund’s performance, the Committee considered that the Board receives regular reporting from Guggenheim regarding performance and evaluates performance throughout the year.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe or, as applicable, peer group of funds. The Committee also considered the tracking error information received and determined that each Fund tracked its Index within an acceptable range for each of the relevant periods considered. In addition, the Committee made the following observations:

Directional Allocation Fund: The returns of the Fund’s Institutional Class shares ranked in the 18th and 38th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee also considered management’s discussion of performance and outlook for the Fund at the April Meeting, during which management noted that although the returns of the Fund’s Institutional Class shares ranked in the 77th percentile of its performance universe for the one-year period ended December 31, 2022, the Fund’s relative underperformance in 2022 was attributable to differences in the allocation strategy employed by the Fund versus the funds in its performance universe and that the Fund’s allocation strategy had produced superior returns over the five-year and three-year time periods. Management also noted that the Fund continued to be allocated to cash, consistent with its Index.

RBP Large-Cap Market Fund: The returns of the Fund’s Institutional Class shares ranked in the 82nd and 94th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively.

RBP Large-Cap Defensive Fund: The returns of the Fund’s Institutional Class shares ranked in the 97th and 98th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively.

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OTHER INFORMATION (Unaudited)(continued)

RBP Large-Cap Value Fund: The returns of the Fund’s Institutional Class shares ranked in the 78th and 86th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively.

RBP Dividend Fund: The returns of the Fund’s Institutional Class shares ranked in the 52nd and 79th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively.

Each Fund (other than Directional Allocation Fund): The Committee considered management’s explanation that each Fund’s relative underperformance over the five-year and/or three-year time periods, as applicable, can be attributed to the methodology by which the RBP® process had historically weighted stocks in the Fund during the stock selection process, which resulted in an implicit underweight to the largest stocks, especially mega-cap stocks which outperformed during the relevant periods, and an overweight to relatively smaller large-cap stocks, which underperformed during the relevant periods, within the Fund’s investment universe. The Committee noted management’s statement that starting in the third quarter of 2021, to address unintended implicit risk exposures such as market cap, each Fund updated its portfolio construction process to leverage a proprietary equity risk model and utilize optimization techniques to weight positions and limit active exposures to equity characteristics that are not explicitly intended. The Committee considered management’s statement that although the updated portfolio construction process now allows for the RBP® Probability signal to be the main driver of Fund performance, as intended, the whipsaw effect caused by the COVID-19 pandemic proved to be a particularly challenging economic environment for the RBP® Probability signal to gauge companies’ fundamentals. The Committee took into consideration management’s statement that potential enhancements to the RBP® Probability signal are being evaluated to enable more consistent performance in the future.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and/or efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee1 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations. The Committee also considered Guggenheim’s discussion of information regarding fee and expense trends across the open-end fund industry and its response to those trends with respect to the funds in the Guggenheim fund complex, including the Funds.

The Committee also noted Guggenheim’s statement that it does not provide advisory services to other clients that have investment strategies similar to those of the Funds and, as a result, the Committee did not consider it relevant to compare the Funds’ advisory fees to the advisory fees charged to other clients of Guggenheim.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Fund discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group. In addition, the Committee made the following observations:

RBP Large-Cap Market Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. Although the total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group, the Committee considered that the net effective management fee for the Fund’s Institutional Class shares ranks in the first quartile (1st percentile) of its peer group. The Committee took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2022, gross revenues received, and expenses incurred directly or through allocations, by Guggenheim

[1]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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OTHER INFORMATION (Unaudited)(concluded)

Investments, expense waivers, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2021. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis. In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and the representation by the Chief Financial Officer of Guggenheim Investments that such methods provided a reasonable basis for determining the profitability of the Adviser with respect to each Fund. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by the Adviser from its relationship with the Funds were appropriate and that the Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. In evaluating economies of scale, the Committee considered that all of the Funds, other than the Directional Allocation Fund, had very small average net assets. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that Guggenheim’s decrease in 2022 in overall expenses was attributable to decreased product costs driven by lower average assets under management and lower non-recurring costs related to closed-end fund matters as well as a decrease in compensation and benefits. The Committee also considered that although expenses related to investment resources decreased in 2022, Guggenheim’s shared services expenses and certain other expenses increased in 2022.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the renewal of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors.

Following its review of the Committee’s analysis and determinations, the Board adopted the considerations and conclusions of the Committee and determined to approve the renewal of the Advisory Agreement.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES:
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2015 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (index provider) (2021-present); Vice Chairman, VettaFi (financial advisor content, research and digital distribution provider) (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (June 2023-present); The 2023 ETF Series Trust II (1) (August 2023-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2015	Current: Of Counsel, Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2015

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE:
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2015 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present);Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2015	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2015	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2016

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2015

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2015

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017, is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Transparent Value Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed, managed, and periodically reviewed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2022, to March 31, 2023. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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Item 2.	Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the code of ethics during the period covered by this report. The code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: the aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements, or services that are normally provided by the accountant in connection with the statutory and regulatory filings or engagements were $99,113 and $99,113 for the fiscal years ended September 30, 2023 and September 30, 2022, respectively.

(b)	Audit-Related Fees: the aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 and $0 for fiscal years ended September 30, 2023 and September 30, 2022, respectively.

(c)	Tax Fees: the aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice and tax planning including preparation of tax returns and distribution assistance were $49,915 and $49,228 for the fiscal years ended September 30, 2023 and September 30, 2022, respectively. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations

(d)	All Other Fees: the aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 and $0 for the fiscal years ended September 30, 2023 and September 30, 2022, respectively.

(e)	Audit Committee Pre-Approval Policies and Procedures.

(1) Audit Committee pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:

1.	Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)	For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.

(e)	All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)	The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

2.	Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next regularly scheduled Committee meeting.

(b)	For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

a.	Pre-Approval Requirements

i.	Categories of Services to be Reviewed and Considered for Pre-Approval

1.	Audit Services

a.	Annual financial statement audits

b.	Seed audits (related to new product filings, as required)

c.	SEC and regulatory filings and consents

2.	Audit-Related Services

a.	Accounting consultations

b.	Fund merger/reorganization support services

c.	Other accounting related matters

d.	Agreed upon procedures reports

e.	Attestation reports

f.	Other internal control reports

3.	Tax Services

a.	Recurring tax services:

i.	Preparation of Federal and state income tax returns, including extensions

ii.	Preparation of calculations of taxable income, including fiscal year tax designations

iii.	Preparation of annual Federal excise tax returns (if applicable)

iv.	Preparation of calendar year excise distribution calculations

v.	Calculation of tax equalization on an as-needed basis

vi.	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

vii.	Preparation of the estimated excise distribution calculations on an as-needed basis

viii.	Preparation of calendar year shareholder reporting designations on Form 1099

ix.	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

x.	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

xi.	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b.	Permissible non-recurring tax services upon request:

i.	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

ii.	Assistance with corporate actions and tax treatment of complex securities and structured products

iii.	Assistance with IRS ruling requests and calculation of deficiency dividends

iv.	Conduct training sessions for the Adviser’s internal tax resources

v.	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

vi.	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

vii.	RIC qualification reviews

viii.	Tax distribution analysis and planning

ix.	Tax authority examination services

x.	Tax appeals support services

xi.	Tax accounting methods studies

xii.	Fund merger, reorganization and liquidation support services

xiii.	Tax compliance, planning and advice services and related projects

xiv.	Assistance with out of state residency status

xv.	Provision of tax compliance services in India for Funds with direct investments in India

B.	Pre-Approval Not Required

Under Section 10A(h)(i)(1)(B) of the Exchange Act and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Trust pursuant to Section V.B.2 is not required, if:

1.	the aggregate amount of all non-audit services provided to the Trust is no more than 5% of the total fees paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided;

2.	the services were not recognized by Trust management at the time of the engagement as non-audit services; and

3.	such services are promptly brought to the attention of the Audit Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

Under Section 10A(h)(i)(1)(B) of the Exchange Act and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Trust) pursuant to Section V.B.3 is not required, if:

1.	the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid to the Trust’s independent auditors by the Trust, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Trust during the fiscal year in which the non-audit services are provided;

2.	the services were not recognized by Trust management at the time of the engagement as non-audit services; and

3.	such services are promptly brought to the attention of the Audit Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees billed by the registrant's accountant for the most recent fiscal year and the preceding years for services rendered to the registrant, the investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $49,915 and $49,228, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h)	Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The Schedule of Investments is included under Item 1 of this Form.

(b) Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)	Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270.30a-2(a)) are attached.

(a)(3)	Not applicable to registrant.

(a)(4)	Not applicable to registrant.

(b)	A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Investment Company Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Transparent Value Trust

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	December 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	December 6, 2023

By (Signature and Title)*	/s/ James Howley
James Howley, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date	December 6, 2023

*	Print the name and title of each signing officer under his or her signature.